As filed with the Securities and Exchange Commission on September 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

LoCorr Funds

LoCorr Managed Futures Strategy Fund

Class A (LFMAX)

Class C (LFMCX)

Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)

Class C (LCSCX)

Class I (LCSIX)

LoCorr Long/Short Equity Fund

Class A (LEQAX)

Class C (LEQCX)

Class I (LEQIX)

Semi-Annual Report

June 30, 2013

Shareholder Letter | 3

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to stock and bond markets.  We believe that adding low correlating investments to portfolios can significantly reduce the overall portfolio risk while enhancing returns.  Correlation measures the degree to which the returns of two investments move together over time.  LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to resist correlation with traditional stock, bond and commodity investments.  LoCorr Funds are now comprised of three mutual funds.  In addition to the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodity Strategy Fund we have recently launched the LoCorr Long/Short Equity Fund.

LoCorr Managed Futures Strategy Fund

The LoCorr Managed Futures Strategy Fund (the “Managed Futures Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective.  The Managed Futures Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures strategy and a Fixed Income strategy.

Managed Futures Strategy
The Managed Futures Fund invests up to 25% of its total assets into a portfolio of globally diversified managed futures positions.  The Fund accesses the returns of Millburn Ridgefield Corporation (“Millburn”) via its investment in a total return swap agreement. The Fund uses Millburn to execute its Managed Futures strategy as manager of the swap’s reference index. Millburn was founded in 1971 and manages about $1.7 billion in assets. The Managed Futures Fund accesses returns generated by Millburn’s Diversified Program (“MDP”), a commodity pool which commenced operations in 1977. MDP systematically invests in about 120 futures markets with long and short positions in sectors such as currencies, interest rates, stock indices and commodities (agricultural, energy and metals).

The Managed Futures strategy registered a loss for the six months ended June 30, 2013 as solid gains from trading stock indices, metals and agricultural commodities were more than offset by losses in trading interest rate futures, energy futures and currency forwards.

The Managed Futures strategy produced solid profits during the first four months of 2013, predominantly due to gains from long equity positions while the other sectors combined to produce fairly flat returns.  In May and June, the Managed Futures strategy returns declined sharply as losses from trading financial futures, currency forwards, and, to a lesser extent, energy futures outdistanced the gains from trading metals and agricultural commodity futures.

Market dynamics shifted dramatically during the second quarter.  Global markets were roiled amid concerns about an earlier than expected Federal Reserve exit from its quantitative easing program and about slowing Chinese growth.

During the first four months of 2013, long interest rate futures positions had been profitable and, in fact, the low yield on the U.S. ten-year note for 2013 was hit on May 2 at 1.63%.  Subsequently, however, testimony before Congress by Fed Chairman Bernanke and comments by several other Fed officials raised concerns that the Fed’s QE policy might be ended or at least tapered off sooner than had previously been expected.  In addition, favorable U.S. employment data and housing market statistics and several other solid economic reports pointed to continued U.S. growth.  In response, yields on U.S. notes and bonds reversed abruptly and moved sharply higher causing losses in these trades.

4 | Shareholder Letter

Foreign exchange trading was generally unprofitable.  The abrupt upward turn in U.S. interest rates also triggered an upturn in the U.S. dollar, and short dollar trades versus a number of currencies that posted losses.  A number of commodity currencies fell sharply after Chinese economic reports came in weaker than anticipated, further dampening the growth prospects of those countries.  Thus short dollar trades generated losses and were reduced or reversed.

The threat of an early end to the liquidity from quantitative easing, higher interest rates and worries about slower Chinese growth prompted an equity selloff, leading to losses on long equity futures positions.

The net results of our energy, metal and agricultural commodities futures returns were fairly flat.

Fixed Income Strategy
The Managed Futures Fund invests most of its remaining assets in a Fixed Income strategy comprised of investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy – a short duration, high quality portfolio.

The domestic economy expanded at a moderate pace in the first half of 2013. The housing market continued to be a driver of the U.S. economic recovery and job market data continued to show gradual improvements.  Consumer spending, which accounts for about 70% of the economy, held up fairly well in the face of higher taxes but manufacturing data softened for the first time since 2009 in response to slower global growth.  Despite the moderate pace of growth, Fed Chairman Bernanke announced at the June Federal Open Market Committee meeting that the economic outlook had improved enough to warrant a possible “tapering” of the central bank’s quantitative easing programs, earlier than the market anticipated. In response, Treasury yields rose sharply.

While fundamentals were mostly unchanged or even improving for most of the non-government bond market sector, a deterioration in market technical indicators emerged in the second quarter as investors pulled money from bond funds, resulting in a universally weak second quarter for fixed income investments.  The returns for the Fund’s Fixed Income strategy for the six month period ended June 30, 2013 were slightly negative but roughly in line with its benchmark the Barclays Capital 1-5 Year Government/ Credit Index.  Though performance was similar to the benchmark, there were both positive and negative elements of the Fund’s strategy.  On the positive side, portfolio duration was positioned defensively in anticipation of higher rates but this benefit was offset to overweight allocations to investment grade corporates and Commercial Mortgage-Backed Securities (“CMBS”), both of which lagged Treasuries amid market “risk off” shift in May and June.

Looking ahead, we expect fixed income markets to stabilize relative to recent months as investors become more comfortable with the notion that rates will likely remain at fairly low levels despite a potential reduction in asset purchases by the Fed.  This environment should result in stable short term interest rates and solid private sector fundamentals, which would tend to be supportive of our positioning in the non-government sectors of the market.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund”) was created to provide investors with access to a commodities futures strategy in a mutual fund structure.  Historically, investors have primarily accessed exposure to commodities in long-only funds, funds that rely on commodity price increases to generate positive returns.  Of course, commodity prices don’t always appreciate and occasionally experience sharp declines.  The Long/Short Commodity Fund has the ability to profit while commodity prices increase or decrease.

The Long/Short Commodities Fund’s primary investment objective is capital appreciation in rising and falling commodities markets.  The Long/Short Commodities Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities strategy and a Fixed Income strategy.

Shareholder Letter | 5

Commodities Strategy
The Long/Short Commodities Fund invests up to 25% of its total assets into a portfolio of globally diversified commodity futures positions. The Fund accesses the Millburn returns via its investment in a total return swap agreement.  The Fund uses Millburn to execute its Commodities strategy as manager of the swap’s reference index. The Long/Short Commodities Fund accesses returns generated by Millburn’s Commodity Program (“Milcom”), a commodity pool which commenced operations in 2005. Milcom systematically invests in about 50 futures markets with long and short positions in sectors such as energy, metals, softs, grains and livestock.

The Fund’s Commodities strategy posted a loss for the six months ended June 30, 2013 as losses from trading energy and agricultural commodity futures outdistanced the profits registered from trading metal futures and from spread trading.

Prices of crude oil and crude oil products failed to sustain a trend during the January-June period. These prices rose at the start of the year as market participants were encouraged by an improvement in U.S. economic conditions, by signs that China’s growth was recovering and by continued monetary ease worldwide.  Later on, however, the aforementioned concerns about possible Federal Reserve policy shifts and slowing Chinese growth shook global markets and led to declining oil prices.  Then, increased tensions in the Middle East led to a price rebound.  Abrupt price reversals are typically not favorable environments to generate strong returns in the Fund’s Commodity strategy.  Consequently, trading in many energy futures markets was unprofitable and was the largest contributor to our negative returns.

Our profitable trades for the period were from commodities that sustained price trends such as short sugar and coffee trades amid strong supplies in those markets.  Also, short precious and industrial metals positions were profitable due to factors that either led to increased supply or reduced demand.

Fixed Income Strategy
The Fund’s fixed income portfolio is sub-advised by Galliard Capital Management (“Galliard”) and lagged its benchmark, the Barclays 1-5 Year Government/Credit Index, over the six months ended June 30, 2013. Underperformance during the period was driven by overweight allocations in non-U.S. Treasury sectors relative to the benchmark.  In particular, allocations to Agency Mortgage-Backed Securities, CMBS and Asset-Backed Securities (“ABS”) were a drag on performance, as was an allocation to Treasury Inflation Protected Securities (“TIPS”).  Additionally, the longer term bonds underperformed shorter term bonds as prices dropped and yield rose on the longer end of the yield curve.  Holdings in the credit sector, however, have added modest excess returns.

Looking ahead, Galliard will continue to seek high-quality fixed income assets which offer compelling relative value. This includes U.S. Government-backed issues, corporate bonds, and short maturity AAA-rated ABS and CMBS. Duration is expected to remain in line with the benchmark for the near term.

LoCorr Long/Short Equity Fund

LoCorr Long/Short Equity Fund (“Long/Short Equity Fund”) is the newest addition to LoCorr Funds.  Launched in May 2013, the Fund’s objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.  Consistent with the “low correlation” our Funds seek, long/short equity funds aim to provide positive returns when equity markets are rising yet they strive to provide potential downside protection when equity prices are declining.

The Fund’s initial sub-adviser, Millennium Asset Management (“Millennium”), focuses on small and micro-cap stocks as the core long holdings. Millennium will also look to short individual stocks and hold bear ETFs to seek to mitigate volatility and to profit when prices decline.  During the Fund’s abbreviated period ending on June 30, 2013, the Fund’s net long exposure ranged from

6 | Shareholder Letter

60% to 65%.  The Fund’s Class I shares were down 2% through the end of June.  May was a particularly tough month as there was churning and profit taking occurring in the micro and small-cap equity markets.  June, the first full month of operations, was a volatile month for small and micro-cap markets, but the Fund registered flat returns.  The Fed’s announcement of the possibility of tapering its quantitative easing led to varying interpretations.  Millennium views the Fed’s announcement as a positive sign for continuing U.S. economic expansion, which may favor small and micro-cap companies like those the Fund currently holds.  We anticipate choppy markets for micro and small-cap companies with an upward bias driven by improving fundamentals.  Our view is the bull market will continue but that there are circumstances that could curtail or reverse that momentum.

Thank you for investing in LoCorr Funds.

It is not possible to invest directly into an index.

Correlation measures how much the returns of two investments move together over time. Duration is a commonly used measure of the potential volatility of the price of the debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Barclays Capital 1-5 Year Government/Credit Index is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to five years.

The opinions expressed in the letter are those of the fund manager, are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus. Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The Funds are non-diversified, meaning they may invest their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Diversification does not assure a profit nor protect against loss in a declining market.

Past performance is not a guarantee of future results.

The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Long/Short Equity Fund are distributed by Quasar Distributors, LLC.

Fund Performance | 7

LoCorr Managed Futures Strategy Fund

Rate of Return — For the period ended June 30, 2013 (Unaudited)
				Average Annual
	Inception Date	6 Month	1 Year	Since Inception
LoCorr Managed Futures Strategy Fund - Class A (without maximum load)	3/22/11	-6.73%	-7.02%	-8.45%
LoCorr Managed Futures Strategy Fund - Class A (with maximum load)	3/22/11	-12.14%	-12.40%	-10.80%
LoCorr Managed Futures Strategy Fund - Class C (without maximum load)	3/24/11	-7.05%	-7.78%	-9.16%
LoCorr Managed Futures Strategy Fund - Class I	3/24/11	-6.70%	-6.89%	-8.27%
Barclays CTA Index		-1.02%	-2.27%	-2.32%	1
S&P 500 Total Return Index		13.82%	20.60%	11.84%	2

$100,000 investment in the LoCorr Managed Futures Strategy Fund – Class I For the period ended June 30, 2013 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 31, 2011.
2 Since inception return as of March 24, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2013 (Unaudited)
				Average Annual
	Inception Date	6 Month	1 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	01/01/12	-5.50%	-16.30%	-14.46%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	01/01/12	-10.92%	-21.14%	-17.77%
LoCorr Long/Short Commodities Strategy Fund - Class C (without maximum load)	01/01/12	-5.91%	-16.93%	-15.25%
LoCorr Long/Short Commodities Strategy Fund - Class I	01/01/12	-5.37%	-16.17%	-14.31%
Morningstar Long/Short Commodity Index		2.79%	-6.66%	-6.02%	1
S&P 500 Total Return Index		13.82%	20.60%	20.34%

$100,000 investment in the LoCorr Long/Short Commodities Strategy Fund – Class I For the period ended June 30, 2013 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

1 Since inception returns as of December 31, 2011.

8 | Fund Performance

LoCorr Long/Short Equity Fund

Rate of Return — For the period ended June 30, 2013 (Unaudited)
	Inception Date	1 Month	Since Inception1
LoCorr Long/Short Equity Fund - Class A (without maximum load)	5/10/13	-0.20%	-2.00%
LoCorr Long/Short Equity Fund - Class A (with maximum load)	5/10/13	-5.95%	-7.63%
LoCorr Long/Short Equity Fund - Class C (without maximum load)	5/10/13	-0.20%	-2.10%
LoCorr Long/Short Equity Fund - Class I	5/10/13	-0.10%	-1.90%
Russell 2000 Total Return Index		-0.51%	0.49%
S&P 500 Total Return Index		-1.34%	-1.39%

$100,000 investment in the LoCorr Long/Short Equity Fund - Class I For the period ended June 30, 2013 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe.

One cannot invest directly in an index.

1 Cumulative total return since inception of May 10, 2013.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments | 9

LoCorr Managed Futures Strategy Fund

Consolidated Portfolio Composition1
As of June 30, 2013 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2013 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 11.77%
321 Henderson Receivables I LLC 2004-A A1 (Acquired 02/08/2013, Cost $590,077) (a)(c)	09/15/2045	0.54%	$619,910	$599,828
AEP Texas Central Transition Funding III LLC	12/01/2018	0.88%	1,623,857	1,622,352
Ally Auto Receivables Trust
Series 2010-1 A4	12/15/2014	2.30%	505,178	506,920
Series 2012-3 A2	01/15/2015	0.70%	743,784	744,203
Series 2011-2 A3	04/15/2015	1.18%	123,153	123,352
Series 2011-4 A4	06/15/2016	1.14%	1,406,000	1,412,868
American Express Credit Account Master Trust
Series 2009-2 A (c)	03/15/2017	1.44%	150,000	151,803
Series 2012-2 A	03/15/2018	0.68%	2,500,000	2,496,230
AmeriCredit Automobile Receivables Trust
Series 2011-4 A2	03/09/2015	0.92%	39,115	39,120
Series 2012-1 A3	09/08/2016	1.23%	2,765,000	2,774,238
Atlantic City Electric Transition Funding LLC
Series 2002-1 A3	07/20/2017	4.91%	104,004	108,151
Series 2003-1 A3	10/20/2020	5.05%	1,100,000	1,226,876
BA Credit Card Trust (c)	09/15/2016	0.25%	1,000,000	998,064
Cabela’s Master Credit Card Trust
Series 2010-2A A2 (Acquired 12/27/2012 and 02/08/2013, Cost $1,792,777 and
$505,578, respectively) (a)(c)	09/17/2018	0.89%	2,275,000	2,289,696
Series 2012-1A A1 (Acquired 05/08/2012 and 07/23/2012, Cost $754,697 and
$763,542, respectively) (a)	02/18/2020	1.63%	1,500,000	1,502,034
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2 (Acquired 08/25/2011,
05/10/2013 and 05/15/2013, Cost $630,019, $1,022,000 and $271,274, respectively) (a)	08/15/2019	3.46%	1,792,000	1,913,652
CenterPoint Energy Transition Bond Co. IV LLC, 2012-1 A1	04/15/2018	0.90%	2,802,654	2,804,344
CFC 2013-1 LLC (Acquired 05/21/2013, Cost $2,399,374) (a)	07/17/2017	1.65%	2,399,427	2,391,770
Chase Issuance Trust	06/15/2017	0.79%	2,250,000	2,249,174
Discover Card Execution Note Trust
Series 2011-A3 A (c)	03/15/2017	0.40%	1,000,000	999,793
Series 2012-A1 A1	08/15/2017	0.81%	700,000	701,227
Series 2013-A1 A1 (c)	08/17/2020	0.49%	1,000,000	987,853

The accompanying notes are an integral part of these consolidated financial statements.

10 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Dryrock Issuance Trust, 2012-2 A	08/15/2018	0.64%	$1,500,000	$1,487,029
Entergy Texas Restoration Funding LLC, 2009-A A1	02/01/2016	2.12%	1,779,475	1,799,790
Fifth Third Auto Trust 2013-A B	04/15/2019	1.21%	1,500,000	1,477,183
Ford Credit Auto Lease Trust, 2013-A A3	03/15/2016	0.60%	2,500,000	2,472,335
Ford Credit Auto Owner Trust
Series 2009-C A4	11/15/2014	4.43%	37,227	37,297
Series 2013-B A3	10/15/2017	0.57%	3,000,000	2,982,738
FPL Recovery Funding LLC, 2007-A A2	08/01/2015	5.04%	72,005	72,304
GE Capital Credit Card Master Note Trust, 2011-1 A (c)	01/15/2017	0.74%	250,000	250,411
Gracechurch Card Funding PLC, 2012-1A A1 (Acquired 03/02/2012 and 05/15/2013, Cost $1,250,000 and $201,479, respectively) (a)(b)(c)	02/15/2017	0.89%	1,450,000	1,459,960
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2 A1 (Acquired 10/10/2012, Cost $999,939) (a)	10/15/2043	1.34%	1,000,000	999,600
Series 2013-T1 A1, A1 (Acquired 01/16/2013, Cost $1,000,000) (a)	01/15/2044	0.90%	1,000,000	996,500
Series 2013-T2 A2 (Acquired 05/17/2013, Cost $2,249,998) (a)	05/16/2044	1.15%	2,250,000	2,244,713
Series 2013-T1 D2 (Acquired 01/16/2013, Cost $750,000) (a)	01/16/2046	3.23%	750,000	750,225
Newcastle Investment Trust, 2011-MH1 A (Acquired 10/24/2012, Cost $450,922) (a)	12/10/2033	2.45%	446,387	453,093
Nissan Auto Lease Trust, 2012-A A3	05/15/2015	0.98%	1,225,000	1,225,684
Penarth Master Issuer PLC, 2012-1A A1 (Acquired 02/08/2013, Cost $1,665,490) (a)(b)(c)	03/18/2014	0.76%	1,660,000	1,664,470
Porsche Financial Auto Securitization Trust, 2011-1 A4 (Acquired 12/13/2011,
Cost $751,656) (a)	12/17/2018	1.19%	750,000	753,427
Santander Drive Auto Receivables Trust 2011-1 A3	01/15/2015	1.28%	382,777	383,044
SMART Trust/Australia
Series 2011-1USA A3B (Acquired 03/14/2012 and 06/27/2012, Cost $332,587
and $114,437, respectively) (a)(b)(c)	10/14/2014	1.04%	446,759	447,150
Series 2012-2USA A3B (Acquired 02/08/2013, Cost $1,008,741) (a)(b)(c)	10/14/2016	1.14%	1,000,000	1,007,370
United States Small Business Administration, 2008-10B 1	09/10/2018	5.73%	126,612	136,453
World Omni Auto Receivables Trust, 2010-A A4	05/15/2015	2.21%	401,304	403,226
TOTAL ASSET BACKED SECURITIES (Cost $52,323,189)				52,147,550

CORPORATE BONDS: 35.45%
Accommodation and Food Services: 0.22%
McDonald’s Corp.	05/29/2019	1.88%	1,000,000	985,219

Administrative and Support and Waste Management and Remediation Services: 0.20%
Waste Management, Inc.	09/01/2016	2.60%	840,000	867,511

Construction: 0.43%
Transocean Inc. (b)	12/15/2016	5.05%	1,750,000	1,902,994

Finance and Insurance: 14.48%
Aflac Inc.	02/15/2017	2.65%	1,750,000	1,791,778
Allied World Assurance Co., Ltd. (b)	08/01/2016	7.50%	1,500,000	1,728,791
American Express Credit Corp.	06/12/2015	1.75%	480,000	486,513
American Express Credit Corp.	09/19/2016	2.80%	1,000,000	1,038,221
American International Group, Inc.	09/15/2016	4.88%	1,500,000	1,643,047
Australia & New Zealand Banking Group Ltd. (Acquired 11/15/2011, Cost $995,930) (a)(b)	11/23/2016	2.40%	1,000,000	1,034,900
Bank of America Corp.	04/01/2015	4.50%	4,280,000	4,489,403
Barclays Bank PLC (b)	09/22/2016	5.00%	1,000,000	1,104,781
B.A.T. International Finance P.L.C. (Acquired 06/06/2012, Cost $995,160) (a)(b)	06/07/2017	2.13%	1,000,000	1,002,970
Berkshire Hathaway Inc.	08/15/2016	2.20%	860,000	887,983
BP Capital Markets P.L.C. (b)	11/01/2016	2.25%	1,000,000	1,024,042
Caterpillar Financial Services Corp.	05/29/2015	1.10%	950,000	955,159
Citigroup, Inc.	12/15/2015	4.59%	3,465,000	3,700,391
Citigroup, Inc.	11/21/2017	6.13%	1,000,000	1,136,549
Credit Agricole SA (Acquired 10/01/2012, Cost $1,504,262) (a)(b)	10/01/2017	3.00%	1,500,000	1,518,765
Credit Suisse (b)	05/01/2014	5.50%	455,000	473,543
Daimler Finance North America LLC (Acquired 01/04/2012 and 04/10/2012,
Cost $499,370 and $505,392, respectively) (a)	01/09/2015	2.30%	1,000,000	1,015,390
Deutsche Bank AG (b)	09/01/2017	6.00%	1,000,000	1,151,023
Fifth Third Bancorp	01/25/2016	3.63%	255,000	269,195
Fifth Third Bancorp	06/01/2018	4.50%	1,000,000	1,076,873
General Electric Capital Corp.	04/27/2017	2.30%	1,820,000	1,845,134
General Electric Capital Corp.	05/01/2018	5.63%	1,500,000	1,720,506
Goldman Sachs Group, Inc./The	09/01/2017	6.25%	4,135,000	4,685,799
Hartford Financial Services Group, Inc./The	03/30/2015	4.00%	1,000,000	1,045,586

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 11

	Maturity Date	Coupon Rate	Principal Amount	Value
Finance and Insurance (continued)
Health Care REIT, Inc.	04/01/2019	4.13%	$1,500,000	$1,568,986
ING Bank N.V. (Acquired 02/29/2012 and 10/23/2012, Cost $746,145
and $787,933, respectively) (a)(b)	03/07/2017	3.75%	1,500,000	1,569,960
John Deere Capital Corp.	04/17/2015	0.88%	1,000,000	1,004,133
JPMorgan Chase & Co.	10/01/2015	5.15%	3,105,000	3,354,704
KeyCorp	08/13/2015	3.75%	350,000	368,606
Morgan Stanley	01/26/2015	4.10%	1,565,000	1,632,555
Morgan Stanley (c)	10/18/2016	0.73%	1,000,000	968,069
National Rural Utilities Cooperative Finance Corp.	11/01/2015	1.90%	500,000	512,165
Nomura Holdings, Inc. (b)	09/13/2016	2.00%	1,250,000	1,236,051
Nordea Bank AB (Acquired 02/12/2013, Cost $1,052,444) (a)(b)	03/20/2017	3.13%	1,000,000	1,029,080
PNC Funding Corp.	02/08/2015	3.63%	500,000	521,619
Private Export Funding Corp.	05/15/2015	4.55%	750,000	808,427
Private Export Funding Corp.	02/15/2017	1.38%	780,000	787,071
Prudential Covered Trust 2012-1 (Acquired 03/27/2012 and 04/19/2012, Cost $867,000 and $333,954, respectively) (a)	09/30/2015	3.00%	1,197,000	1,235,208
Rabobank Nederland (b)	01/19/2017	3.38%	1,000,000	1,050,229
Royal Bank of Scotland Group Public Limited Co./The (b)	09/18/2015	2.55%	1,000,000	1,016,759
SABMiller Holdings Inc. (Acquired 01/10/2012 and 01/30/2012, Cost $354,979
and $383,179, respectively) (a)	01/15/2015	1.85%	735,000	745,697
Simon Property Group L.P.	02/01/2015	4.20%	295,000	307,294
Simon Property Group L.P.	03/01/2017	5.88%	1,000,000	1,128,479
UBS AG (b)	12/20/2017	5.88%	872,000	1,003,020
Ventas Realty LP / Ventas Capital Corp.	11/30/2015	3.13%	1,000,000	1,046,477
Vornado Realty L.P.	04/01/2015	4.25%	815,000	848,466
Wellpoint, Inc.	01/15/2018	1.88%	1,250,000	1,223,930
Wells Fargo & Co.	07/01/2015	1.50%	1,250,000	1,264,241
Wells Fargo & Co.	06/15/2016	3.68%	1,000,000	1,068,418
				64,125,986

Health Care and Social Assistance: 0.79%
Catholic Health Initiatives	11/01/2017	1.60%	1,900,000	1,859,899
Quest Diagnostics Inc.	11/01/2015	5.45%	1,500,000	1,637,461
				3,497,360

Information: 2.32%
AT&T Inc.	02/12/2016	0.90%	945,000	937,877
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/15/2015	3.55%	500,000	519,087
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	02/15/2016	3.13%	1,000,000	1,037,760
NBCUniversal Media, LLC.	04/30/2015	3.65%	1,000,000	1,050,737
News America Inc.	12/15/2014	5.30%	700,000	744,770
Qwest Corp.	10/01/2014	7.50%	300,000	322,908
Time Warner Cable Inc.	07/01/2018	6.75%	2,000,000	2,289,310
Tyco International Finance S.A. (b)	10/15/2015	3.38%	1,000,000	1,039,805
Verizon Communications, Inc.	11/02/2015	0.70%	1,250,000	1,241,605
Vodafone Group Public Limited Co. (b)	09/15/2015	5.00%	1,000,000	1,084,703
				10,268,562

Management of Companies and Enterprises: 0.98%
BHP Billiton Finance (USA) Ltd. (b)	02/24/2017	1.63%	1,015,000	1,010,085
Capital One Financial Corp.	09/01/2016	6.15%	1,000,000	1,115,912
Ingersoll-Rand Global Holding Co., Ltd. (b)	04/15/2014	9.50%	500,000	533,633
Macy’s Retail Holdings, Inc.	12/01/2016	5.90%	1,500,000	1,703,933
				4,363,563

Manufacturing: 9.35%
AbbVie Inc. (Acquired 11/05/2012, Cost $1,229,176) (a)	11/06/2015	1.20%	1,230,000	1,231,352
Actavis, Inc.	10/01/2017	1.88%	1,500,000	1,462,290
Anheuser-Busch Cos. LLC	10/15/2016	5.05%	1,500,000	1,683,067
Boeing Capital Corp.	08/15/2018	2.90%	1,250,000	1,301,619
Cameron International Corp.	04/30/2015	1.60%	1,000,000	1,006,974
Cisco Systems, Inc.	03/14/2017	3.15%	1,285,000	1,356,557
ConAgra Foods, Inc.	04/15/2014	5.88%	1,135,000	1,180,495
ConAgra Foods, Inc.	01/25/2018	1.90%	1,500,000	1,474,622
Covidien International Finance S.A. (b)	05/29/2015	1.35%	1,000,000	1,008,629
Dow Chemical Co./The	02/15/2016	2.50%	1,290,000	1,329,544

The accompanying notes are an integral part of these consolidated financial statements.

12 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
Manufacturing (continued)
Dr Pepper Snapple Group, Inc.	01/15/2016	2.90%	$1,000,000	$1,041,162
Eastman Chemical Co.	06/01/2017	2.40%	2,000,000	2,003,498
Ford Motor Credit Co. LLC	05/15/2015	2.75%	1,500,000	1,520,985
Genentech, Inc.	07/15/2015	4.75%	300,000	323,648
Heineken N.V. (Acquired 10/02/2012, Cost $996,700) (a)(b)	10/01/2017	1.40%	1,000,000	971,602
Hershey Co./The	11/01/2016	1.50%	1,000,000	1,011,905
Hewlett-Packard Co.	12/01/2020	3.75%	1,500,000	1,451,938
Intel Corp.	10/01/2016	1.95%	750,000	769,187
Kellogg Co.	05/21/2018	3.25%	1,500,000	1,570,917
Lorillard Tobacco Co.	08/21/2017	2.30%	1,500,000	1,481,136
Medtronic, Inc.	03/15/2015	3.00%	450,000	466,818
Merck & Co., Inc.	01/15/2016	2.25%	300,000	309,935
Mondelez International, Inc.	08/11/2017	6.50%	1,740,000	2,023,011
Motorola Solutions, Inc.	11/15/2017	6.00%	1,250,000	1,416,991
Novartis Capital Corp.	04/24/2015	2.90%	1,000,000	1,042,368
Phillips 66	05/01/2017	2.95%	1,500,000	1,545,927
Procter & Gamble Co./The	08/15/2016	1.45%	800,000	809,925
Reynolds American Inc.	10/30/2015	1.05%	1,800,000	1,799,494
Samsung Electronics America, Inc. (Acquired 04/18/2013, Cost $2,034,749) (a)	04/10/2017	1.75%	2,000,000	1,981,002
Teva Pharmaceutical Finance III BV (b)	03/21/2014	1.70%	450,000	453,284
Thermo Fisher Scientific Inc.	08/15/2016	2.25%	1,150,000	1,166,857
Toyota Motor Credit Corp.	05/22/2017	1.75%	790,000	787,262
Tyco Electronics Group S.A. (b)	02/03/2015	1.60%	335,000	337,399
Volkswagen International Finance N.V. (Acquired 03/19/2012, Cost $782,739) (a)(b)	03/22/2015	1.63%	785,000	794,161
Wyeth LLC	02/01/2014	5.50%	300,000	308,852
Zoetis Inc. (Acquired 02/08/2013, Cost $1,004,866) (a)	02/01/2018	1.88%	1,000,000	978,951
				41,403,364

Mining, Quarrying, and Oil and Gas Extraction: 2.80%
Anadarko Petroleum Corp.	09/15/2017	6.38%	1,000,000	1,149,980
Ensco PLC (b)	03/15/2016	3.25%	1,575,000	1,645,754
Freeport-McMoRan Copper & Gold Inc.	03/01/2017	2.15%	1,500,000	1,468,185
Noble Holding International Ltd. (b)	08/01/2015	3.45%	1,150,000	1,192,288
Occidental Petroleum Corp.	02/15/2018	1.50%	425,000	415,437
Petrobras International Finance Co. (b)	02/06/2015	2.88%	830,000	837,481
Rio Tinto Finance (USA) PLC (b)	08/21/2017	1.63%	1,505,000	1,476,084
Teck Resources Ltd. (b)	08/15/2017	3.85%	2,000,000	2,076,124
Total Capital (b)	03/15/2016	2.30%	360,000	371,709
Xstrata Finance (Canada) Ltd. (Acquired 02/14/2012 and 03/12/2013,
Cost $776,203 and $1,053,476, respectively) (a)(b)	01/15/2017	3.60%	1,750,000	1,763,713
				12,396,755

Professional, Scientific, and Technical Services: 0.86%
Asciano Finance Ltd. (Acquired 05/24/2012 and 06/27/2013, Cost $998,750
and $1,024,120, respectively) (a)(b)	09/23/2015	3.13%	2,000,000	2,043,710
Computer Sciences Corp.	09/15/2015	2.50%	750,000	764,654
Vivendi SA (Acquired 04/03/2012 and 04/10/2012, Cost $499,970
and $501,672, respectively) (a)(b)	04/10/2015	2.40%	1,000,000	1,017,600
				3,825,964

Real Estate and Rental and Leasing: 0.21%
Penske Truck Leasing Co. LP / PTL Finance Corp. (Acquired 05/14/2012, Cost $905,543) (a)	05/11/2015	3.13%	900,000	929,971

Retail Trade: 0.87%
Amazon.com, Inc.	11/29/2017	1.20%	1,305,000	1,262,110
eBay Inc.	07/15/2017	1.35%	1,000,000	982,849
Sherwin-Williams Co./The	12/15/2017	1.35%	1,640,000	1,595,326
				3,840,285

Transportation and Warehousing: 0.76%
GATX Corp.	07/30/2018	2.38%	2,000,000	1,966,078
United Parcel Service, Inc.	04/01/2014	3.88%	500,000	512,626
Vale Overseas Ltd. (b)	01/11/2016	6.25%	825,000	909,868
				3,388,572

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 13

	Maturity Date	Coupon Rate	Principal Amount	Value
Utilities: 0.82%
Duke Energy Corp.	09/15/2014	3.95%	$400,000	$414,563
Exelon Generation Co., LLC	10/01/2019	5.20%	2,000,000	2,199,406
Sempra Energy	04/01/2017	2.30%	1,000,000	1,012,832
				3,626,801
Wholesale Trade: 0.36%
Express Scripts Holding Co.	11/15/2016	3.50%	1,500,000	1,592,304

TOTAL CORPORATE BONDS (Cost $157,455,059)				157,015,211

MORTGAGE BACKED SECURITIES: 21.19%
American Tower Trust I (Acquired 03/06/2013, Cost $1,830,000) (a)	03/15/2018	1.55%	1,830,000	1,798,299
Bear Stearns Commercial Mortgage Securities Trust (c)	09/11/2038	5.72%	2,235,000	2,467,145
Bear Stearns Commercial Mortgage Securities Trust (c)	12/11/2040	5.41%	2,250,000	2,410,231
CD 2005-CD1 Commercial Mortgage Trust (c)	07/15/2044	5.22%	255,000	273,920
Citigroup Commercial Mortgage Trust	09/10/2045	1.81%	3,500,000	3,492,727
COMM 2012-CCRE2 Mortgage Trust	08/15/2045	0.82%	2,475,378	2,461,795
COMM 2012-CCRE4 Mortgage Trust	10/15/2045	1.80%	2,000,000	1,980,016
COMM 2012-LC4 Mortgage Trust	12/10/2044	1.16%	743,281	744,435
Commercial Mortgage Trust 2007-GG11	12/10/2049	5.74%	1,250,000	1,399,948
Credit Suisse Mortgage Capital Certificates, 2013-IVR4 A3
(Acquired 06/12/2013, Cost $3,050,584) (a)(c)	07/25/2043	3.00%	3,000,000	2,978,436
DBUBS 2011-LC3 Mortgage Trust	08/10/2044	3.64%	1,990,000	2,101,126
Extended Stay America Trust 2013-ESH
Series 2013-ESFL A2FL (Acquired 01/24/2013, Cost $1,565,000) (a)(c)	12/05/2031	0.89%	1,565,000	1,557,134
Series 2013-ESFL A1FL (Acquired 01/24/2013, Cost $785,000) (a)(c)	12/05/2031	0.99%	785,000	782,924
Fannie Mae-Aces	02/25/2016	1.08%	2,620,000	2,634,148
Fannie Mae-Aces	07/25/2019	3.40%	571,537	599,442
Fannie Mae-Aces	12/25/2019	1.17%	2,053,753	2,058,448
Fannie Mae Pool	01/01/2016	2.67%	383,686	387,056
Fannie Mae Pool	02/01/2021	3.50%	143,009	149,543
Fannie Mae Pool	06/01/2021	3.50%	190,590	199,283
Fannie Mae Pool	08/01/2021	3.00%	498,357	520,155
Fannie Mae Pool	09/01/2021	3.00%	583,978	609,592
Fannie Mae Pool	11/01/2021	3.00%	1,105,634	1,154,196
Fannie Mae Pool	12/01/2025	3.50%	708,132	738,166
Fannie Mae Pool	09/01/2026	3.50%	700,618	730,152
Fannie Mae Pool	08/01/2027	2.50%	3,699,740	3,727,436
Fannie Mae Pool	09/01/2027	3.00%	2,888,435	2,974,927
Fannie Mae Pool (c)	10/01/2033	2.89%	1,581,308	1,690,478
FDIC Commercial Mortgage Trust
Series 2011-C1 A (Acquired 06/06/2012, Cost $461,189) (a)(c)	04/25/2031	1.84%	458,191	462,680
Series 2012-C1 A (Acquired 05/10/2012, Cost $1,127,738) (a)(c)	05/25/2035	0.84%	1,127,738	1,128,888
FDIC Guaranteed Notes Trust
Series 2010-S4 A (Acquired 02/24/2012, Cost $771,693) (a)(c)	12/04/2020	0.72%	767,866	770,133
Series 2010-S1 2A (Acquired 03/01/2012, Cost $994,761) (a)	04/25/2038	3.25%	975,724	1,014,753
Series 2010-S1 1A (Acquired 11/18/2011, Cost $649,295) (a)(c)	02/25/2048	0.75%	650,311	649,283
FHLMC Multifamily Structured Pass Through Certificates
Series K501 A1	06/25/2016	1.34%	560,130	563,557
Series K703 A1	01/25/2018	1.87%	659,818	671,329
Series K709 A1	10/25/2018	1.56%	1,639,820	1,652,524
Fosse Master Issuer PLC (Acquired 09/30/2011 and 06/27/2012, Cost $561,037
and $644,794, respectively) (a)(b)(c)	10/18/2054	1.68%	1,205,114	1,216,847
Freddie Mac REMICS	02/15/2026	2.50%	71,897	73,532
GS Mortgage Securities Corp. II Series 2005-GG4 A4A	07/10/2039	4.75%	250,000	262,589
GS Mortgage Securities Trust
Series 2010-C2 A1 (Acquired 04/11/2012, Cost $1,494,660) (a)	12/10/2043	3.85%	1,404,525	1,491,674
Series 2011-GC5 A2	08/10/2044	3.00%	1,715,000	1,786,234
Series 2007-GG10 A4 (c)	08/10/2045	5.80%	3,000,000	3,343,074
Holmes Master Issuer PLC (Acquired 01/18/2012, Cost $1,000,000) (a)(b)(c)	10/15/2054	1.93%	1,000,000	1,017,359
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 (c)	12/15/2044	5.20%	250,000	269,785
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-JWRZ A (Acquired 05/22/2013, Cost $2,960,000) (a)(c)	04/15/2030	0.97%	2,960,000	2,951,783
Series 2010-C1 A1 (Acquired 12/30/2011, Cost $1,495,641) (a)	06/15/2043	3.85%	1,431,657	1,495,352
Series 2010-C2 A1 (Acquired 11/01/2011, Cost $852,715) (a)	11/15/2043	2.75%	844,333	871,151
Series 2011-C3 A1 (Acquired 09/20/2011, Cost $449,197) (a)	02/15/2046	1.88%	446,865	449,975

The accompanying notes are an integral part of these consolidated financial statements.

14 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2007-CIBC18 A3	06/12/2047	5.45%	$375,335	$385,020
Series 2007-CIBC20 A4 (c)	02/12/2051	5.79%	1,400,000	1,593,372
JPMorgan Chase Commercial Mortgage Series Trust 2013-FL3 A2 (Acquired 04/24/2013, Cost $2,805,000) (a)(c)	04/15/2028	0.89%	2,805,000	2,795,413
Morgan Stanley Capital I Trust
Series 2008-TOP29 (c)	01/11/2043	6.28%	1,250,000	1,452,943
Series 2011-C1 (Acquired 09/20/2011 and 06/28/2012, Cost $1,039,008 and $1,234,498, respectively) (a)	09/15/2047	3.88%	2,150,000	2,276,566
Series 2011-C3	07/15/2049	2.18%	864,941	879,469
Motel 6 Trust (Acquired 11/02/2012, Cost $1,999,992) (a)	10/05/2025	1.95%	2,000,000	1,960,882
NCUA Guaranteed Notes Trust
Series 2010-R2 (c)	11/06/2017	0.57%	2,756,321	2,755,880
Series 2011-R1 (c)	01/08/2020	0.65%	116,326	117,126
Series 2011-R2 (c)	02/06/2020	0.60%	3,072,319	3,076,159
Series 2011-R3 (c)	03/11/2020	0.59%	3,813,466	3,825,383
Series 2010-R1 (c)	10/07/2020	0.65%	378,904	380,799
Sequoia Mortgage Trust 2013-1 1A1 (c)	02/25/2043	1.45%	1,657,793	1,599,944
Springleaf Mortgage Loan Trust
Series 2013-1A A (Acquired 04/03/2013, Cost $2,517,266) (a)(c)	06/25/2058	1.27%	2,517,466	2,521,844
Series 2012-3A A (Acquired 10/18/2012, Cost $843,713) (a)(c)	12/25/2059	1.57%	843,824	847,906
WF-RBS Commercial Mortgage Trust, 2012-C9 A1	11/15/2045	0.67%	1,782,216	1,761,620
WIMC Capital Trust 2012-A (Acquired 06/21/2012, Cost $835,494) (a)	10/16/2050	4.55%	835,502	835,236
TOTAL MORTGAGE BACKED SECURITIES (Cost $94,452,836)				93,829,222

MUNICIPAL BONDS: 1.77%
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2018	1.52%	1,226,823	1,235,999
Metropolitan Council	09/01/2017	1.20%	2,020,000	2,004,123
Metropolitan Government of Nashville & Davidson County TN	07/01/2017	1.21%	1,500,000	1,476,705
Port of Seattle WA	11/01/2013	0.88%	1,500,000	1,502,025
State of Ohio	08/01/2017	3.33%	1,500,000	1,599,795
TOTAL MUNICIPAL BONDS (Cost $7,891,901)				7,818,647

FOREIGN GOVERNMENT BONDS: 0.53%
Hydro-Quebec (b)	06/30/2016	2.00%	900,000	925,830
Province of Ontario Canada (b)	02/05/2015	2.95%	380,000	394,396
Province of Ontario Canada (b)	09/21/2016	1.60%	1,000,000	1,014,676
TOTAL FOREIGN GOVERNMENT BONDS (Cost $2,303,946)				2,334,902

U.S. GOVERNMENT AGENCY ISSUES: 8.87%
Federal Home Loan Banks	09/13/2013	5.25%	2,000,000	2,020,302
Federal Home Loan Banks	11/27/2013	0.38%	6,500,000	6,506,188
Federal Home Loan Mortgage Corp.	10/28/2013	0.88%	3,650,000	3,658,713
Federal Home Loan Mortgage Corp.	08/20/2014	1.00%	8,000,000	8,065,648
Federal Home Loan Mortgage Corp.	08/27/2014	1.00%	3,000,000	3,027,357
Federal Home Loan Mortgage Corp.	04/17/2015	0.50%	4,000,000	4,009,552
Federal Home Loan Mortgage Corp.	09/10/2015	1.75%	1,000,000	1,027,377
Federal Home Loan Mortgage Corp.	08/25/2016	2.00%	1,500,000	1,553,985
Federal National Mortgage Association	12/18/2013	0.75%	2,250,000	2,256,604
Federal National Mortgage Association	05/15/2014	2.50%	1,500,000	1,529,782
Federal National Mortgage Association	10/30/2014	0.63%	1,060,000	1,064,507
Federal National Mortgage Association	12/19/2014	0.75%	3,500,000	3,521,252
Federal National Mortgage Association	07/28/2015	2.38%	1,000,000	1,039,520
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $39,191,208)				39,280,787

U.S. GOVERNMENT NOTES/BONDS: 2.93%
United States Treasury Note/Bond	10/31/2014	0.25%	8,000,000	8,003,128
United States Treasury Note/Bond	10/15/2015	0.25%	5,000,000	4,977,735
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $13,001,033)				12,980,863

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 15

	Maturity Date	Coupon Rate	Principal Amount	Value
SHORT TERM INVESTMENTS: 5.68%
U.S. GOVERNMENT AGENCY ISSUES: 2.03%
Federal Home Loan Banks	03/04/2014	0.13%	$5,000,000	$4,997,135
Federal Home Loan Mortgage Corp.	03/21/2014	0.30%	4,000,000	4,003,752
TOTAL U.S. GOVERNMENT AGENCY ISSUES				9,000,887

MONEY MARKET FUND: 3.65%			Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.08% (d)			16,137,070	16,137,070

TOTAL SHORT TERM INVESTMENTS (Cost $25,119,410)
				25,137,957

TOTAL INVESTMENTS (Cost $391,738,582): 88.19%				390,545,139
Other Assets in Excess of Liabilities: 11.81% (e)				52,323,959

TOTAL NET ASSETS: 100.00%				$442,869,098

(a)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30,2013, the value of  these securities total $72,212,038 which represents 16.31% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security. The rate reported is the rate in effect as of June 30, 2013.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2013.
(e)	Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

16 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Swap Contracts

LoCorr Managed Futures Strategy Fund
Consolidated Schedule of Swap Contracts
June 30, 2013 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCMFS Fund Limited. See Note 1.

			Unrealized
			Appreciation
Termination Date	Reference Index	Notional	(Depreciation)*	Counterparty
12/20/2017	LoCorr Managed Futures Index	$495,000,000	$(30,159,268)	Deutsche Bank AG

*Unrealized depreciation is a payable on the consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments | 17

LoCorr Long/Short Commodities Strategy Fund

Consolidated Portfolio Composition1
As of June 30, 2013 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2013 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 11.00%
Ally Auto Receivables Trust
Series 2012-SN1 A2	12/22/2014	0.51%	$20,107	$20,097
Series 2012-4 A3	01/17/2017	0.59%	25,000	24,938
Series 2012-5 A3	03/15/2017	0.62%	50,000	49,866
AmeriCredit Automobile Receivables Trust
Series 2012-3 A2	12/08/2015	0.71%	16,137	16,146
Series 2012-5 A2	01/08/2016	0.51%	33,827	33,806
Series 2013-2 A2	11/08/2016	0.53%	50,000	49,929
Series 2012-4 A3	06/08/2017	0.67%	25,000	24,885
Series 2013-1 A3	10/10/2017	0.61%	45,000	44,686
Series 2013-3 A3	04/09/2018	0.92%	50,000	49,794
Bank of America Auto Trust 2012-1 A3	06/15/2016	0.78%	10,000	10,007
Capital Auto Receivables Asset Trust
Series 2013-2 A1	07/20/2015	0.77%	25,000	24,993
Series 2013-1 A2	07/20/2016	0.62%	50,000	49,895
CarMax Auto Owner Trust 2012-3 A3	07/17/2017	0.52%	25,000	24,836
CNH Equipment Trust
Series 2012-B A3	09/15/2017	0.86%	15,000	15,019
Series 2012-C A3	12/15/2017	0.57%	25,000	24,856
Series 2012-D A3	04/16/2018	0.65%	50,000	49,752
Fifth Third Auto Trust 2013-A A3	09/15/2017	0.61%	50,000	49,701
Ford Credit Auto Owner Trust 2013-B A3	10/15/2017	0.57%	50,000	49,712
GE Equipment Midticket LLC 2012-1 A3	05/23/2016	0.60%	25,000	24,944
GE Equipment Small Ticket LLC Series 2012-1A A3 (Acquired 05/22/2012, Cost $14,997) (a)	09/21/2015	1.04%	15,000	15,037
GE Equipment Transportation LLC Series 2012-2 A3	07/25/2016	0.62%	30,000	29,872
Honda Auto Receivables 2012-4 Owner Trust	08/18/2016	0.52%	25,000	24,916
Honda Auto Receivables 2013-2 Owner Trust	02/16/2017	0.53%	50,000	49,733

The accompanying notes are an integral part of these consolidated financial statements.

18 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust
Series 2012-B A3	09/15/2016	0.62%	$25,000	$25,011
Series 2013-B A3	09/15/2017	0.71%	50,000	49,930
John Deere Owner Trust 2013-A A3	03/15/2017	0.60%	50,000	49,757
Mercedes-Benz Auto Lease Trust 2013-A A3	02/15/2016	0.59%	50,000	49,810
Mercedes-Benz Auto Receivables Trust 2012-1 A2	03/16/2015	0.37%	19,875	19,870
Navistar Financial 2012-A A2 Owner Trust (Acquired 06/26/2012, Cost $18,018) (a)	03/18/2015	0.85%	18,018	18,025
Nissan Auto Receivables 2013-A A3 Owner Trust	05/15/2017	0.50%	50,000	49,747
Santander Drive Auto Receivables Trust
Series 2012-4 A2	08/17/2015	0.79%	14,244	14,247
Series 2012-5 A2	12/15/2015	0.57%	15,781	15,779
Series 2013-1 A3	06/15/2017	0.62%	25,000	24,972
Series 2013-2 A3	09/15/2017	0.70%	40,000	39,869
Series 2013-3 A3	10/16/2017	0.70%	50,000	49,805
Small Business Administration Participation Certificates 2012-20K 1	11/01/2032	2.09%	24,359	23,313
Toyota Auto Receivables 2013-A Owner Trust	01/17/2017	0.55%	50,000	49,760
World Omni Auto Receivables Trust
Series 2012-A A3	02/15/2017	0.64%	25,000	24,977
Series 2012-B A3	06/15/2017	0.61%	25,000	24,600
Series 2013-A A3	04/16/2018	0.64%	75,000	74,424
TOTAL ASSET BACKED SECURITIES (Cost $1,367,226)				1,361,316

CORPORATE BONDS: 18.56%
Construction: 0.13%
ABB Treasury Center USA Inc. (Acquired 06/19/2012, Cost $15,387) (a)	06/15/2016	2.50%	15,000	15,531

Educational Services: 0.28%
Princeton University	03/01/2019	4.95%	30,000	34,462

Finance and Insurance: 7.94%
American Express Co.	05/22/2018	1.55%	20,000	19,416
American Express Credit Corp.	09/19/2016	2.80%	20,000	20,764
Bank of America Corp.	08/01/2016	6.50%	30,000	33,823
Bank of New York Mellon Corp./The	07/28/2016	2.30%	20,000	20,616
BB&T Corp.	03/22/2017	2.15%	15,000	15,025
BB&T Corp.	08/15/2017	1.60%	20,000	19,559
Berkshire Hathaway Finance Corp.	05/15/2017	1.60%	35,000	34,853
Boston Properties Limited Partnership	06/01/2015	5.00%	10,000	10,748
BP Capital Markets P.L.C. (b)	05/05/2017	1.85%	20,000	20,024
BP Capital Markets P.L.C. (b)	05/10/2018	1.38%	10,000	9,639
Caterpillar Financial Services Corp.	02/17/2015	4.75%	15,000	15,990
Caterpillar Financial Services Corp.	05/29/2015	1.10%	10,000	10,054
Charles Schwab Corp./The	09/01/2017	6.38%	23,000	26,905
Citigroup Inc. (c)	04/01/2014	1.21%	2,000	2,008
Citigroup Inc.	11/21/2017	6.13%	25,000	28,414
Dragon 2012 LLC	03/12/2024	1.97%	23,098	22,642
ERP Operating Limited Partnership (Equity Residential only)	09/15/2014	5.25%	25,000	26,297
General Electric Capital Corp.	12/11/2015	1.00%	10,000	9,985
General Electric Capital Corp.	01/09/2017	2.90%	30,000	31,013
Goldman Sachs Group, Inc./The	01/15/2015	5.13%	35,000	36,920
Helios Leasing I LLC	05/29/2024	2.02%	23,138	22,694
Helios Leasing I LLC	07/24/2024	1.73%	23,599	22,777
Helios Leasing I LLC	09/28/2024	1.56%	23,578	22,453
John Deere Capital Corp.	06/29/2015	0.95%	15,000	15,076
John Deere Capital Corp.	04/13/2017	5.50%	15,000	17,034
JPMorgan Chase & Co.	08/15/2017	2.00%	20,000	19,849
JPMorgan Chase & Co.	01/15/2018	6.00%	25,000	28,529
KeyBank National Association	11/01/2017	5.70%	27,000	30,213
Kimco Realty Corp.	02/01/2018	4.30%	30,000	32,237
Liberty Property Limited Partnership	10/01/2017	6.63%	25,000	28,518
Morgan Stanley	03/22/2017	4.75%	30,000	31,820
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	23,594	22,753
New York Life Global Funding (Acquired 10/09/2012, Cost $20,853) (a)	05/04/2015	3.00%	20,000	20,841
Phoenix 2012 LLC	07/03/2024	1.61%	24,013	23,012
PNC Funding Corp.	09/19/2016	2.70%	10,000	10,408

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 19

	Maturity Date	Coupon Rate	Principal Amount	Value
Finance and Insurance (continued)
Realty Income Corp.	09/15/2016	5.95%	$15,000	$16,845
Royal Bank of Canada (b)	10/30/2015	0.80%	10,000	9,986
Royal Bank of Canada (b)	09/19/2017	1.20%	25,000	24,391
Safina Ltd. (b)	01/15/2022	1.55%	23,131	22,798
Simon Property Group, L.P.	08/15/2014	5.63%	25,000	26,326
State Street Bank and Trust Co.	10/15/2018	5.25%	20,000	22,798
State Street Corp.	05/30/2014	4.30%	30,000	31,060
Tagua Leasing LLC	11/16/2024	1.58%	24,057	22,922
Travelers Companies, Inc./The	12/01/2015	5.50%	16,000	17,686
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	15,000	14,520
Vornado Realty L.P.	04/01/2015	4.25%	10,000	10,411
				982,652

Information: 0.99%
AT&T Inc.	05/15/2016	2.95%	10,000	10,450
AT&T Inc.	06/01/2017	1.70%	10,000	9,902
Cellco Partnership / Verizon Wireless Capital LLC	02/01/2014	5.55%	25,000	25,666
Comcast Corp.	06/15/2016	4.95%	8,000	8,861
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/15/2017	2.40%	35,000	35,169
Oracle Corp.	04/15/2018	5.75%	13,000	15,127
Walt Disney Co./The	09/15/2016	5.63%	15,000	17,080
				122,255

Management of Companies and Enterprises: 0.37%
BAE SYSTEMS Holdings Inc. (Acquired 06/04/2012, Cost $10,600) (a)	08/15/2015	5.20%	10,000	10,761
BHP Billiton Finance (USA) Ltd. (b)	02/24/2017	1.63%	35,000	34,830
				45,591

Manufacturing: 5.51%
AbbVie Inc. (Acquired 11/05/2012, Cost $19,987) (a)	11/06/2015	1.20%	20,000	20,022
Anheuser-Busch InBev Worldwide Inc.	07/15/2015	0.80%	15,000	14,996
Anheuser-Busch InBev Worldwide Inc.	02/15/2016	2.88%	15,000	15,695
Baxter International Inc.	01/15/2017	1.85%	10,000	10,061
Baxter International Inc.	06/15/2018	1.85%	25,000	24,797
Bemis Company, Inc.	08/01/2014	5.65%	20,000	20,945
Campbell Soup Co.	07/15/2017	3.05%	20,000	20,784
Chevron Corp.	12/05/2017	1.10%	10,000	9,771
Chevron Corp.	06/24/2018	1.72%	20,000	19,816
Cintas Corp. No. 2	06/01/2016	2.85%	15,000	15,660
Coca Cola Co./The	11/15/2017	5.35%	30,000	34,408
ConocoPhillips	05/15/2018	5.20%	36,000	41,150
Covidien International Finance S.A. (b)	05/29/2015	1.35%	7,000	7,060
Diageo Capital PLC (b)	05/11/2017	1.50%	20,000	19,820
Eaton Corp. (Acquired 11/14/2012, Cost $9,989) (a)	11/02/2017	1.50%	10,000	9,707
ECOLAB Inc.	02/15/2015	4.88%	15,000	15,912
ECOLAB Inc.	12/08/2016	3.00%	15,000	15,650
E.I. du Pont de Nemours and Co.	03/15/2015	4.75%	14,000	14,941
Emerson Electric Co.	10/15/2017	5.38%	10,000	11,408
General Mills, Inc.	03/17/2015	5.20%	25,000	26,850
Heineken N.V. (Acquired 10/02/2012, Cost $9,983) (a)(b)	10/01/2015	0.80%	10,000	9,949
Ingredion Inc.	11/01/2015	3.20%	30,000	31,350
Intel Corp.	12/15/2017	1.35%	25,000	24,465
Kellogg Co.	05/17/2017	1.75%	40,000	39,699
Kraft Foods Group, Inc.	06/05/2017	2.25%	30,000	30,210
Lockheed Martin Corp.	09/15/2016	2.13%	10,000	10,209
Mondelez International, Inc.	08/11/2017	6.50%	31,000	36,042
Parker-Hannifin Corp.	05/15/2018	5.50%	10,000	11,429
Procter & Gamble Co./The	02/15/2019	4.70%	25,000	28,232
Roper Industries, Inc.	11/15/2017	1.85%	15,000	14,762
SABMiller PLC (Acquired 08/15/2012, Cost $15,332) (a)(b)	01/15/2014	5.70%	15,000	15,402
Thermo Fisher Scientific Inc.	06/01/2015	5.00%	10,000	10,666
Thermo Fisher Scientific Inc.	08/15/2016	2.25%	10,000	10,147
Toyota Motor Credit Corp.	01/12/2017	2.05%	10,000	10,115
United Technologies Corp.	06/01/2017	1.80%	30,000	30,110
				682,240

The accompanying notes are an integral part of these consolidated financial statements.

20 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
Mining, Quarrying, and Oil and Gas Extraction: 0.76%
Devon Energy Corp.	05/15/2017	1.88%	$15,000	$14,797
Rio Tinto Finance (USA) PLC (b)	03/22/2017	2.00%	10,000	9,935
Rio Tinto Finance (USA) PLC (b)	08/21/2017	1.63%	15,000	14,712
Schlumberger Norge AS (Acquired 07/24/2012 and 09/11/2012, Cost $9,991 and $4,990, respectively) (a)(b)	08/01/2017	1.25%	15,000	14,537
Total Capital International SA (b)	06/28/2017	1.55%	15,000	14,866
XTO Energy Inc.	02/01/2014	4.90%	25,000	25,624
				94,471

Retail Trade: 0.59%
Sherwin-Williams Co./The	12/15/2014	3.13%	39,000	40,315
Wal-Mart Stores, Inc.	02/01/2019	4.13%	30,000	33,077
				73,392

Transportation and Warehousing: 0.70%
Canadian National Railway Co. (b)	06/01/2016	5.80%	20,000	22,554
Norfolk Southern Corp.	01/15/2016	5.75%	20,000	22,251
Union Pacific Corp.	01/15/2015	4.88%	25,000	26,505
VRG Linhas Aereas S.A. (b)	06/30/2014	1.00%	15,683	15,748
				87,058

Utilities: 1.29%
Atmos Energy Corp.	10/15/2014	4.95%	25,000	26,308
Avista Corp.	06/01/2018	5.95%	20,000	23,358
Commonwealth Edison Co.	04/15/2015	4.70%	20,000	21,289
Connecticut Light and Power Co./The	03/01/2017	5.38%	20,000	22,287
Southern California Edison Co.	09/15/2014	4.15%	15,000	15,635
Southern California Edison Co.	04/01/2015	4.65%	15,000	16,055
Wisconsin Electric Power Co.	04/01/2014	6.00%	11,000	11,437
Wisconsin Electric Power Co.	12/01/2015	6.25%	21,000	23,678
				160,047

TOTAL CORPORATE BONDS (Cost $2,325,538)				2,297,699

MORTGAGE BACKED SECURITIES: 27.06%
Banc of America Commercial Mortgage Trust 2006-2 A4 (c)	05/10/2045	5.73%	20,000	22,085
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PWR12 A4 (c)	09/11/2038	5.71%	25,000	27,597
Series 2006-PWR14 A4	12/11/2038	5.20%	25,000	27,593
Series 2006-TOP24 A4	10/12/2041	5.54%	25,000	27,760
Citigroup Commercial Mortgage Trust 2006-C5 A4	10/15/2049	5.43%	35,000	38,768
Commercial Mortgage Pass-Through Certificates 2006-C1 A4 (c)	02/15/2039	5.39%	10,000	10,924
Commercial Mortgage Pass-Through Certificates 2012-CR3 A1	11/15/2045	0.67%	22,246	22,022
Fannie Mae-Aces	11/25/2015	0.95%	130,000	130,708
Fannie Mae-Aces	02/25/2016	1.08%	50,000	50,270
Fannie Mae-Aces	11/25/2016	1.07%	75,000	74,916
Fannie Mae-Aces	03/25/2018	1.23%	100,000	99,154
Fannie Mae Pool	06/01/2017	1.49%	25,000	25,183
Fannie Mae Pool	07/01/2017	1.50%	35,000	35,100
Fannie Mae Pool	09/01/2017	1.27%	50,000	49,818
Fannie Mae Pool	08/01/2022	2.50%	42,010	43,173
Fannie Mae Pool	09/01/2022	2.50%	128,980	132,562
Fannie Mae Pool	10/01/2022	2.50%	89,295	91,780
Fannie Mae Pool	11/01/2022	2.50%	135,824	139,602
Fannie Mae Pool	12/01/2022	2.00%	77,716	78,325
Fannie Mae Pool	12/01/2022	2.50%	199,598	205,143
Fannie Mae Pool	01/01/2023	2.50%	93,199	95,799
Fannie Mae Pool	02/01/2023	2.50%	47,516	48,842
Fannie Mae Pool	03/01/2023	2.50%	47,853	49,190
Fannie Mae Pool	05/01/2023	2.00%	49,086	49,471
Fannie Mae Pool	06/01/2023	2.00%	49,481	49,869
Fannie Mae Pool	07/01/2023	2.50%	100,000	102,230
Fannie Mae Pool	04/01/2027	3.00%	17,149	17,659
Fannie Mae Pool	09/01/2027	3.00%	33,425	34,380

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 21

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae Pool	10/01/2027	3.00%	$48,080	$49,453
Fannie Mae Pool	12/01/2027	2.50%	95,244	95,134
Fannie Mae Pool	12/01/2027	3.00%	48,464	49,955
Fannie Mae Pool	01/01/2028	2.50%	97,593	98,281
Fannie Mae Pool (c)	09/01/2042	2.32%	21,923	22,149
FHLMC Multifamily Structured Pass Through Certificates
Series K502 A2	08/25/2017	1.43%	35,000	35,125
Series K708 A2	01/25/2019	2.13%	30,000	29,975
Series K709 A2	03/25/2019	2.09%	25,000	24,688
Series KF01 A (c)	04/25/2019	0.54%	22,226	22,267
Series K710 A2	05/25/2019	1.88%	50,000	49,090
Series K712 A2	11/25/2019	1.87%	75,000	72,851
Freddie Mac Gold Pool	04/01/2023	2.50%	96,265	98,288
Freddie Mac Gold Pool	04/01/2027	3.00%	33,494	34,521
Freddie Mac Gold Pool	05/01/2027	3.00%	22,376	23,100
Freddie Mac Gold Pool	10/01/2027	2.50%	46,123	47,065
Freddie Mac Gold Pool	12/01/2027	2.50%	218,650	219,171
Freddie Mac Non Gold Pool (c)	07/01/2042	2.19%	15,576	15,878
Freddie Mac Non Gold Pool (c)	07/01/2042	2.37%	18,767	19,222
Freddie Mac Non Gold Pool (c)	07/01/2042	2.43%	21,105	21,439
Freddie Mac Non Gold Pool (c)	08/01/2042	2.59%	19,302	19,693
Freddie Mac Non Gold Pool (c)	10/01/2042	2.19%	20,475	20,798
Freddie Mac Non Gold Pool (c)	01/01/2043	2.15%	71,467	71,664
Freddie Mac Non Gold Pool (c)	01/01/2043	2.21%	24,427	24,553
Freddie Mac Non Gold Pool (c)	02/01/2043	2.14%	48,247	48,355
GS Mortgage Securities Trust 2006-GG8 A4	11/10/2039	5.56%	25,000	27,687
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP6 A4 (c)	04/15/2043	5.48%	33,610	36,774
Series 2006-LDP7 A4 (c)	04/15/2045	5.86%	25,000	27,621
Series 2012-C8 ASB (Acquired 04/23/2013, Cost $50,926) (a)	10/17/2045	2.38%	50,000	47,594
LB Commercial Mortgage Trust 2007-C3 A4B	07/15/2044	5.52%	35,000	39,206
LB-UBS Commercial Mortgage Trust 2006-C6 A4	09/15/2039	5.37%	40,000	44,001
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A1	11/17/2045	0.66%	22,254	22,048
Morgan Stanley Capital I Trust
Series 2006-IQ12 A4	12/15/2043	5.33%	25,000	27,513
Series 2006-TOP21 A4 (c)	10/12/2052	5.16%	25,000	27,015
NCUA Guaranteed Notes Trust
Series 2010-R2 1A (c)	11/06/2017	0.56%	39,908	39,902
Series 2011-R4 1A (c)	03/06/2020	0.57%	17,939	17,917
TOTAL MORTGAGE BACKED SECURITIES (Cost $3,387,195)				3,349,916

MUNICIPAL BONDS: 4.59%
City of El Paso, TX	08/15/2014	3.61%	50,000	51,666
City of Huntsville, AL	09/01/2016	2.41%	40,000	41,174
City of Lubbock, TX	02/15/2018	4.44%	25,000	27,712
City of Rochester, MN	02/01/2016	2.25%	25,000	25,479
County of Berks, PA	11/15/2016	1.01%	25,000	24,788
County of Forsyth, NC	04/01/2020	3.55%	30,000	31,737
Denton Independent School District	08/15/2015	2.00%	40,000	41,176
Maricopa County School District No. 28 Kyrene Elementary	07/01/2019	5.38%	15,000	17,041
Rosemount-Apple Valley-Eagan Independent School District No. 196	02/01/2019	5.00%	25,000	28,673
State of Connecticut	03/15/2015	4.40%	25,000	26,442
State of Hawaii	02/01/2017	3.73%	25,000	26,853
State of Mississippi	11/01/2017	1.35%	30,000	29,721
State of Ohio	04/01/2018	3.66%	45,000	48,127
State of Tennessee	05/01/2017	3.82%	25,000	26,966
State of Texas	10/01/2017	2.50%	25,000	25,638
State of Washington	02/01/2017	3.04%	40,000	42,224
University of Texas System	08/15/2018	3.81%	25,000	27,153
Virginia College Building Authority	02/01/2016	2.40%	25,000	25,688
TOTAL MUNICIPAL BONDS (Cost $572,132)				568,258

FOREIGN GOVERNMENT BOND: 0.19%
Petroleos Mexicanos (b)	12/20/2022	2.00%	24,000	23,859
TOTAL FOREIGN GOVERNMENT BOND (Cost $24,000)				23,859

The accompanying notes are an integral part of these consolidated financial statements.

22 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 10.67%
Fannie Mae (d)	07/01/2023	2.00%	$150,000	$150,225
Fannie Mae (d)	07/01/2023	2.50%	50,000	50,975
Fannie Mae (d)	08/01/2023	2.00%	50,000	49,960
Federal Home Loan Banks	01/29/2014	0.38%	250,000	250,251
Federal Home Loan Banks	05/28/2014	1.38%	150,000	151,571
Federal National Mortgage Association	08/09/2013	0.50%	200,000	200,076
Federal National Mortgage Association	03/13/2014	2.75%	240,000	244,261
Ginnie Mae II Pool	07/20/2060	5.31%	25,961	29,166
Ginnie Mae II Pool	06/20/2062	4.22%	99,774	108,829
Ginnie Mae II Pool	07/20/2062	4.56%	25,895	28,614
Ginnie Mae II Pool	08/20/2062	4.12%	51,719	56,184
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $1,325,215)				1,320,112

U.S. TREASURY OBLIGATION: 2.91%
United States Treasury Inflation Indexed Bonds	04/15/2018	0.13%	351,070	360,121
TOTAL U.S. TREASURY OBLIGATION (Cost $376,742)				360,121

CERTIFICATES OF DEPOSIT: 0.97%
BMW Bank of North America	07/18/2014	1.00%	40,000	40,120
Discover Bank	07/11/2014	1.00%	40,000	40,119
GE Capital Retail Bank	07/07/2014	1.00%	40,000	40,118
TOTAL CERTIFICATES OF DEPOSIT (Cost $119,680)				120,357

			Shares
MONEY MARKET FUND: 8.68%			1,074,615
Fidelity Institutional Money Market Portfolio - Class I, 0.08% (e)				1,074,615
TOTAL MONEY MARKET FUND (Cost $1,074,615)				1,074,615

TOTAL INVESTMENTS (Cost $10,572,343): 84.63%				10,476,253
Other Assets in Excess of Liabilities: 15.37% (f)				1,901,988
TOTAL NET ASSETS: 100.00%				$12,378,241

(a)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2013, the value of these securities total $197,406 which represents 1.59% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security. The rate reported is the rate in effect as of June 30, 2013.
(d)	When-issued security. At June 30, 2013, these securities represented $251,160 or 2.03% of total net assets.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2013.
(f)	Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts | 23

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts
June 30, 2013 (Unaudited)
LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Notional	Unrealized Appreciation (Depreciation)*	Counterparty
12/20/2017	LoCorr Commodities Index	$12,000,000	$(599,268)	Deutsche Bank AG

*Unrealized depreciation is a payable on the consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

24 | LoCorr Long/Short Equity Fund - Schedule of Investments

LoCorr Long/Short Equity Fund

Portfolio Composition1
As of June 30, 2013 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments
June 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS: 82.80%
Accommodation and Food Services: 2.69%
University General Health System, Inc. (a)	129,000	$78,690

Administrative and Support and Waste Management and Remediation Services: 0.94%
Hudson Technologies, Inc. (a)	8,600	27,434

Finance and Insurance: 5.58%
Banco Latinoamericano de Comercio Exterior, S.A. (b)	4,800	107,472
INTL FCStone Inc. (a)	3,200	55,840
		163,312

Industrials: 3.67%
Aceto Corp.	7,700	107,261

Information: 4.88%
Alteva	1,400	13,832
NetSol Technologies, Inc. (a)	7,800	78,468
Vonage Holdings Corp. (a)	17,800	50,374
		142,674
Management of Companies and Enterprises: 2.24%
Newtek Business Services, Inc. (a)	31,000	65,410

Manufacturing: 41.56%
Acme United Corp.	4,300	55,255
ADA-ES Inc. (a)	2,800	117,936
Anika Therapeutics, Inc. (a)	7,150	121,550
Bacterin International Holdings, Inc. (a)	27,000	12,150
Biolase, Inc. (a)	10,530	37,697

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Schedule of Investments (continued) | 25

	Shares	Value
Manufacturing (continued)
Farmer Bros. Co. (a)	3,600	$50,616
Flotek Industries, Inc. (a)	6,300	113,022
Geospace Technologies Corp. (a)	850	58,718
GSI Group Inc. (a)(b)	5,200	41,808
LSB Industries, Inc. (a)	1,150	34,971
LSI Industries Inc.	9,100	73,619
NN, Inc.	9,700	110,677
Nova Measuring Instruments Ltd (a)(b)	9,100	82,355
Nymox Pharmaceutical Corp. (a)(b)	10,400	53,560
Orchids Paper Products Co.	3,450	90,563
PhotoMedex, Inc. (a)	4,900	78,106
Rocky Mountain Chocolate Factory, Inc.	5,300	64,077
UFP Technologies, Inc. (a)	1,000	19,580
		1,216,260
Mining, Quarrying, and Oil and Gas Extraction: 2.76%
Arabian American Development Co. (a)	9,300	80,910

Professional, Scientific, and Technical Services: 8.54%
Computer Task Group, Inc.	4,650	106,811
Edgewater Technology, Inc. (a)	12,200	51,972
Hackett Group, Inc./The	14,700	76,293
TGC Industries, Inc.	1,800	14,796
		249,872

Retail Trade: 2.69%
PriceSmart, Inc. (c)	900	78,867

Wholesale Trade: 7.25%
DXP Enterprises, Inc. (a)	1,600	106,560
TESSCO Technologies, Inc.	4,000	105,600
		212,160

TOTAL COMMON STOCKS (Cost $2,423,376)		2,422,850

EXCHANGE TRADED FUNDS: 2.80%
Direxion Daily 20 Year Plus Treasury Bear 3X Shares (a)	650	42,068
Direxion Daily Small Cap Bear 3X Shares (a)	1,250	39,825
TOTAL EXCHANGE TRADED FUNDS (Cost $81,051)		81,893

MONEY MARKET FUND: 4.92%
Fidelity Institutional Money Market Portfolio - Class I, 0.08% (d)	144,127	144,127
TOTAL MONEY MARKET FUND (Cost $144,127)		144,127

TOTAL INVESTMENTS (Cost $2,648,554): 90.52%		2,648,870
Other Assets in Excess of Liabilities: 9.48%		277,261
TOTAL NET ASSETS: 100.00%		$2,926,131

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	This security or a portion of this security is pledged to cover short positions.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

26 | LoCorr Long/Short Equity Fund - Schedule of Securities Sold Short

LoCorr Long/Short Equity Fund
Schedule of Securities Sold Short
June 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS: (1.65)%
Mining, Quarrying, and Oil and Gas Extraction: (1.65)%
Vulcan Materials Co.	(1,000)	$(48,410)

TOTAL SECURITIES SOLD SHORT (Proceeds $50,232), (1.65)%		$(48,410)

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Assets & Liabilities | 27

Consolidated Statements of Assets & Liabilities
June 30, 2013 (Unaudited)

	LoCorr	LoCorr
	Managed Futures	Long/Short Commodities
	Strategy Fund	Strategy Fund

Assets
Investments, at value (Cost $391,738,582 and $10,572,343, respectively)	$390,545,139	$10,476,253
Cash	4,182,185	260,364
Receivable for Fund shares sold	2,104,300	9,424
Receivables for securities sold	964,378	106,099
Interest receivable	1,816,399	38,389
Receivable from Adviser	-	11,953
Cash collateral held at broker for swap contracts (Note 2)	101,000,010	2,400,010
Prepaid expenses and other assets	95,184	20,543
Total Assets	500,707,595	13,323,035

Liabilities
Payable for securities purchased	$4,090,089	$283,750
Payable for Fund shares redeemed	2,723,973	9,639
Accrued management fees	552,788	-
Accrued Trustees’ fees	15,392	1,751
Accrued Rule 12b-1 fees	106,268	4,399
Advanced payment on swap contracts (Note 2)	20,000,000	-
Unrealized loss on swap contracts (Note 1)	30,159,268	599,268
Accrued expenses and other liabilities	190,719	45,987
Total Liabilities	57,838,497	944,794

Net Assets	$442,869,098	$12,378,241

Net Assets Consist of:
Paid-in capital	$475,962,269	$13,161,661
Accumulated net investment loss	(2,188,491)	(93,902)
Accumulated net realized gain on investments	448,031	5,840
Net unrealized depreciation of investments	(1,193,443)	(96,090)
Net unrealized depreciation of swap contracts	(30,159,268)	(599,268)
NET ASSETS	$442,869,098	$12,378,241

Class A Shares
Net assets	$220,343,623	$3,800,649
Shares issued and outstanding (unlimited shares authorized, no par value)	26,948,963	480,308
Net asset value, redemption, and minimum offering price per share (a)(b)	$8.18	$7.91
Maximum offering price per share ($8.18/0.9425) ($7.91/0.9425)(c)	$8.68	$8.39

Class C Shares
Net assets	$85,085,670	$1,690,997
Shares issued and outstanding (unlimited shares authorized, no par value)	10,582,579	216,664
Net asset value, redemption, and offering price per share (a)(b)	$8.04	$7.80

Class I Shares
Net assets	$137,439,805	$6,886,595
Shares issued and outstanding (unlimited shares authorized, no par value)	16,713,734	867,927
Net asset value, redemption, and offering price per share (b)	$8.22	$7.93

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

28 | LoCorr Long/Short Equity Fund - Statement of Assets & Liabilities

Statement of Assets & Liabilities
June 30, 2013 (Unaudited)

LoCorr
Long/Short
Equity Fund

Assets
Investments, at value (Cost $2,648,554)	$2,648,870
Cash	666,422
Receivable for Fund shares sold	210,633
Receivables for securities sold	77,886
Interest receivable	423
Receivable from Adviser	34,033
Deposits with brokers for securities sold short	40,236
Prepaid expenses and other assets	491
Total Assets	3,678,994

Liabilities
Securities sold short, at fair value (proceeds $50,232)	$48,410
Payable for securities purchased	653,415
Payable for Fund shares redeemed	17,600
Accrued Trustees’ fees	628
Accrued Rule 12b-1 fees	205
Accrued expenses and other liabilities	32,605
Total Liabilities	752,863

Net Assets	$2,926,131

Net Assets Consist of:
Paid-in capital	$2,933,321
Accumulated net investment loss	(3,545)
Accumulated net realized loss on investments	(5,783)
Net unrealized appreciation of investments	316
Net unrealized appreciation of securities sold short	1,822
NET ASSETS	$2,926,131

Class A Shares
Net assets	$1,127,988
Shares issued and outstanding (unlimited shares authorized, no par value)	115,063
Net asset value, redemption, and minimum offering price per share (a)(b)	$9.80
Maximum offering price per share ($9.80/0.9425)(c)	$10.40

Class C Shares
Net assets	$141,828
Shares issued and outstanding (unlimited shares authorized, no par value)	14,491
Net asset value, redemption, and offering price per share (a)(b)	$9.79

Class I Shares
Net assets	$1,656,315
Shares issued and outstanding (unlimited shares authorized, no par value)	168,919
Net asset value, redemption, and offering price per share (b)	$9.81

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Operations | 29

Consolidated Statements of Operations
Six Months Ended June 30, 2013 (Unaudited)

	LoCorr	LoCorr
	Managed Futures	Long/Short Commodities
	Strategy Fund	Strategy Fund

Investment Income
Interest income	$2,468,142	$33,374
Total Investment Income	2,468,142	33,374

Expenses
Management fees (Note 5)	3,326,665	88,268
Fund administration fees	82,465	24,533
Fund accounting fees	95,623	36,688
Trustees’ fees	31,341	3,523
Transfer agent fees and expenses	275,766	25,117
Custodian fees	11,936	4,287
Registration expenses	61,568	25,566
Rule 12b-1 fees - Class A (Note 5)	264,714	4,212
Rule 12b-1 fees - Class C (Note 5)	424,873	8,316
Insurance expenses	11,826	78
Legal and audit fees	32,986	21,658
Printing and mailing expenses	35,320	1,427
Other expenses	1,550	1,539
Total expenses before reimbursement	4,656,633	245,212
Reimbursement from Adviser (Note 5)	-	(117,936)
Net Expenses	4,656,633	127,276
Net Investment Loss	(2,188,491)	(93,902)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	382,341	5,840
Net change in unrealized depreciation of investments	(4,946,722)	(151,337)
Net change in unrealized depreciation of swap contracts	(28,334,068)	(432,924)
Net realized and unrealized loss on investments and swap contracts	(32,898,449)	(578,421)
Net Decrease in Net Assets From Operations	$(35,086,940)	$(672,323)

The accompanying notes are an integral part of these consolidated financial statements.

30 | LoCorr Long/Short Equity Fund - Statement of Operations

Statement of Operations
Period from May 10, 2013 (commencement of operations) through June 30, 2013 (Unaudited)

LoCorr
Long/Short
Equity Fund

Investment Income
Dividend income	$1,527
Interest income	4
Total Investment Income	1,531

Expenses
Management fees (Note 5)	4,115
Fund administration fees	7,959
Fund accounting fees	9,686
Trustees’ fees	1,140
Transfer agent fees and expenses	7,252
Custodian fees	959
Registration expenses	7,096
Rule 12b-1 fees - Class A (Note 5)	140
Rule 12b-1 fees - Class C (Note 5)	65
Insurance expenses	385
Legal and audit fees	17,647
Printing and mailing expenses	707
Other expenses	1,355
Total expenses before reimbursement	58,506
Reimbursement from Adviser (Note 5)	(53,430)
Net Expenses	5,076
Net Investment Loss	(3,545)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(5,783)
Net change in unrealized appreciation of investments	316
Net change in unrealized appreciation of securities sold short	1,822
Net realized and unrealized loss on investments and securities sold short	(3,645)
Net Decrease in Net Assets From Operations	$(7,190)

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Statements of Changes in Net Assets | 31

LoCorr Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012

Operations
Net investment loss	$(2,188,491)	$(8,515,283)
Net realized gain (loss) on investments, futures and forward currency contracts	382,341	(8,992,411)
Net change in unrealized depreciation of investments, futures contracts, forward currency contracts and swap contracts	(33,280,790)	(250,715)
Decrease in Net Assets From Operations	(35,086,940)	(17,758,409)

Distributions to Shareholders From
Net realized gain on investments sold Class A	-	(41,404)
Net realized gain on investments sold Class C	-	(17,692)
Net realized gain on investments sold Class I	-	(31,260)
Total Distributions to Shareholders	-	(90,356)

Capital Transactions - Controlling Interest (Note 6)
Proceeds from shares sold	160,132,364	299,150,001
Reinvestment of distributions	-	76,672
Cost of shares redeemed	(79,715,366)	(85,081,010)
Redemption fees	7,028	13,286
Increase in Net Assets From Capital Transactions	80,424,026	214,158,949

Capital Transactions - Non-Controlling Interest
Proceeds from Contributions	-	1,873,184
Withdrawals	-	(378,438)
Increase in Net Assets From Capital Transactions - Non-Controlling Interest	-	1,494,746

Total Increase in Net Assets	45,337,086	197,804,930

Deconsolidation of Partnership - Elimination of non-controlling interest (Note 1)	-	(3,235,738)

Net Assets
Beginning of period	397,532,012	202,962,820
End of period (including accumulated net investment loss of $2,188,491 and $0, respectively)	$442,869,098	$397,532,012

The accompanying notes are an integral part of these consolidated financial statements.

32 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012

Operations
Net investment loss	$(93,902)	$(97,535)
Net realized gain (loss) on investments	5,840	(1,163,156)
Net change in unrealized depreciation of investments and swap contracts	(584,261)	(111,097)
Decrease in Net Assets From Operations	(672,323)	(1,371,788)

Capital Transactions (Note 6)
Proceeds from shares sold	3,939,994	14,516,303
Cost of shares redeemed	(2,079,792)	(1,954,698)
Redemption fees	96	449
Increase in Net Assets From Capital Transactions	1,860,298	12,562,054

Total Increase in Net Assets	1,187,975	11,190,266

Net Assets
Beginning of period	11,190,266	-
End of period (including accumulated net investment loss of $93,902 and $0, respectively)	$12,378,241	$11,190,266

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Equity Fund - Statement of Changes in Net Assets | 33

LoCorr Long/Short Equity Fund
Statement of Changes in Net Assets

Period from May 10, 2013(a)
through June 30, 2013
(Unaudited)

Operations
Net investment loss	$(3,545)
Net realized loss on investments	(5,783)
Net change in unrealized appreciation of investments and securities sold short	2,138
Decrease in Net Assets From Operations	(7,190)

Capital Transactions (Note 6)
Proceeds from shares sold	2,950,921
Cost of shares redeemed	(17,600)
Increase in Net Assets From Capital Transactions	2,933,321

Total Increase in Net Assets	2,926,131

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $3,545)	$2,926,131

(a)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

34 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20132 (Unaudited)	Year Ended December 31, 20123		Period from March 22, 20111 through December 31, 20112, 3

Per Share
Net asset value, beginning of period	$8.77	$9.33		$10.00

Income (loss) from investment operations:
Net investment income (loss)4	(0.04)	(0.24)		(0.22)
Net realized and unrealized gain (loss)	(0.55)	(0.32)		(0.45)
Total from Investment Operations	(0.59)	(0.56)		(0.67)

Distributions to shareholders from:
Net investment income	-	-		-
Net realized gains on investments sold	-	0.00	5	-
Total Distributions	-	0.00	5	-

Redemption Fees5	-	-		-

Net Asset Value, End of Period	$8.18	$8.77		$9.33

Total Investment Return6	(6.73)%	(5.98)%		(6.70)%

Net Assets, End of Period, in Thousands	$220,343	$182,457		$71,532

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.04%	3.95%		4.15%
After expense reimbursement or recovery	2.04%	4.00%		3.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.93)%	(2.60)%		(3.18)%
After expense reimbursement or recovery	(0.93)%	(2.65)%		(2.96)%

Portfolio turnover rate7	15.36%	45.59%		18.22%

1 Commencement of share class operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
4 Net investment income (loss) per share is based on average shares outstanding.
5 Amount represents less than $0.005 per share.
6 Total return excludes the effect of applicable sales charges.
7 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class C | 35

LoCorr Managed Futures Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20132 (Unaudited)	Year Ended December 31, 20123		Period from March 24, 20111 through December 31, 20112, 3

Per Share
Net asset value, beginning of period	$8.65	$9.28		$10.00

Income (loss) from investment operations:
Net investment income (loss)4	(0.07)	(0.30)		(0.27)
Net realized and unrealized gain (loss)	(0.54)	(0.33)		(0.45)
Total from Investment Operations	(0.61)	(0.63)		(0.72)

Distributions to shareholders from:
Net investment income	-	-		-
Net realized gains on investments sold	-	0.00	5	-
Total Distributions	-	0.00	5	-

Redemption Fees5	-	-		-

Net Asset Value, End of Period	$8.04	$8.65		$9.28

Total Investment Return6	(7.05)%	(6.77)%		(7.20)%

Net Assets, End of Period, in Thousands	$85,086	$76,979		$38,055

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.79%	4.70%		4.89%
After expense reimbursement or recovery	2.79%	4.75%		4.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.68)%	(3.35)%		(3.92)%
After expense reimbursement or recovery	(1.68)%	(3.40)%		(3.71)%

Portfolio turnover rate7	15.36%	45.59%		18.22%

1 Commencement of share class operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
4 Net investment income (loss) per share is based on average shares outstanding.
5 Amount represents less than $0.005 per share.
6 Total return excludes the effect of applicable sales charges.
7 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Managed Futures Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20132 (Unaudited)	Year Ended December 31, 20123		Period from March 24, 20111 through December 31, 20112, 3

Per Share
Net asset value, beginning of period	$8.81	$9.35		$10.00

Income (loss) from investment operations:
Net investment income (loss)4	(0.03)	(0.22)		(0.20)
Net realized and unrealized gain (loss)	(0.56)	(0.32)		(0.45)
Total from Investment Operations	(0.59)	(0.54)		(0.65)

Distributions to shareholders from:
Net investment income	-	-		-
Net realized gains on investments sold	-	0.00	5	-
Total Distributions	-	0.00	5	-

Redemption Fees5	-	-		-

Net Asset Value, End of Period	$8.22	$8.81		$9.35

Total Investment Return	(6.70)%	(5.75)%		(6.50)%

Net Assets, End of Period, in Thousands	$137,440	$138,096		$91,161

Ratios/Supplemental Data
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.79%	3.70%		3.89%
After expense reimbursement or recovery	1.79%	3.75%		3.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.68)%	(2.35)%		(2.92)%
After expense reimbursement or recovery	(0.68)%	(2.40)%		(2.71)%

Portfolio turnover rate6	15.36%	45.59%		18.22%

1 Commencement of share class operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
4 Net investment income (loss) per share is based on average shares outstanding.
5 Amount represents less than $0.005 per share.
6 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A | 37

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20131 (Unaudited)	Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$8.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.07)	(0.17)
Net realized and unrealized gain (loss)	(0.39)	(1.46)
Total from Investment Operations	(0.46)	(1.63)

Redemption Fees3	-	-

Net Asset Value, End of Period	$7.91	$8.37

Total Investment Return4	(5.50)%	(16.30)%

Net Assets, End of Period, in Thousands	$3,801	$3,213

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.22%	6.12%
After expense reimbursement or recovery	2.20%	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.65)%	(5.82)%
After expense reimbursement or recovery	(1.63)%	(1.90)%

Portfolio turnover rate5	33.95%	60.42%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Net investment income (loss) per share is based on average shares outstanding.
3 Amount represents less than $0.005 per share.
4 Total return excludes the effect of applicable sales charges.
5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

38 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Six Months Ended June 30, 20131 (Unaudited)	Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$8.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.10)	(0.24)
Net realized and unrealized gain (loss)	(0.39)	(1.47)
Total from Investment Operations	(0.49)	(1.71)

Redemption Fees	-	0.00	3

Net Asset Value, End of Period	$7.80	$8.29

Total Investment Return4	(5.91)%	(17.10)%

Net Assets, End of Period, in Thousands	$1,691	$1,605

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.95%	6.87%
After expense reimbursement or recovery	2.95%	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(4.39)%	(6.57)%
After expense reimbursement or recovery	(2.39)%	(2.65)%

Portfolio turnover rate5	33.95%	60.42%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Net investment income (loss) per share is based on average shares outstanding.
3 Amount represents less than $0.005 per share.
4 Total return excludes the effect of applicable sales charges.
5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I | 39

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20131 (Unaudited)	Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$8.38	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.06)	(0.15)
Net realized and unrealized gain (loss)	(0.39)	(1.47)
Total from Investment Operations	(0.45)	(1.62)

Redemption Fees3	-	-

Net Asset Value, End of Period	$7.93	$8.38

Total Investment Return	(5.37)%	(16.20)%

Net Assets, End of Period, in Thousands	$6,886	$6,373

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.95%	5.87%
After expense reimbursement or recovery	1.95%	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.38)%	(5.57)%
After expense reimbursement or recovery	(1.38)%	(1.65)%

Portfolio turnover rate4	33.95%	60.42%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Net investment income (loss) per share is based on average shares outstanding.
3 Amount represents less than $0.005 per share.
4 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Long/Short Equity Fund - Financial Highlights - Class A

LoCorr Long/Short Equity Fund - Class A
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Period from May 10, 20131 through June 30, 20132 (Unaudited)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.03)
Net realized and unrealized gain (loss)	(0.17)
Total from Investment Operations	(0.20)

Redemption Fees	-

Net Asset Value, End of Period	$9.80

Total Investment Return4	(2.00)%

Net Assets, End of Period, in Thousands	$1,128

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	32.71%
After expense reimbursement or recovery	3.15%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(31.67)%
After expense reimbursement or recovery	(2.11)%

Portfolio turnover rate5	14.08%

1 Commencement of operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Net investment income (loss) per share is based on average shares outstanding.
4 Total return excludes the effect of applicable sales charges.
5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Financial Highlights - Class C | 41

LoCorr Long/Short Equity Fund - Class C
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Period from May 10, 20131 through June 30, 20132 (Unaudited)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.04)
Net realized and unrealized gain (loss)	(0.17)
Total from Investment Operations	(0.21)

Redemption Fees	-

Net Asset Value, End of Period	$9.79

Total Investment Return4	(2.10)%

Net Assets, End of Period, in Thousands	$142

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	32.18%
After expense reimbursement or recovery	3.90%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(31.12)%
After expense reimbursement or recovery	(2.84)%

Portfolio turnover rate5	14.08%

1 Commencement of operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Net investment income (loss) per share is based on average shares outstanding.
4 Total return excludes the effect of applicable sales charges.
5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

42 | LoCorr Long/Short Equity Fund - Financial Highlights - Class I

LoCorr Long/Short Equity Fund - Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Period from May 10, 20131 through June 30, 20132 (Unaudited)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.03)
Net realized and unrealized gain (loss)	(0.16)
Total from Investment Operations	(0.19)

Redemption Fees	-

Net Asset Value, End of Period	$9.81

Total Investment Return	(1.90)%

Net Assets, End of Period, in Thousands	$1,656

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	36.12%
After expense reimbursement or recovery	2.90%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(35.28)%
After expense reimbursement or recovery	(2.06)%

Portfolio turnover rate4	14.08%

1 Commencement of operations.
2 All ratios have been annualized except total investment return and portfolio turnover.
3 Net investment income (loss) per share is based on average shares outstanding.
4 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited)	| 43
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited)

LoCorr Investment Trust
Notes to the Consolidated Financial Statements

June 30, 2013 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Long/Short Equity Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust.  The LoCorr Managed Futures Strategy Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.  The LoCorr Long/Short Commodities Strategy Fund’s primary objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.  The LoCorr Long/Short Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

In order to achieve their investment objectives, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”) and LCLSCS Fund Limited (“LCLSCS”), respectively; both companies incorporated under the laws of the Cayman Islands.  LCMFS and LCLSCS act as investment vehicles in order to enter into certain investments for the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodity Strategy Fund, respectively, consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information.  The consolidated financial statements of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/ Short Commodities Strategy Fund each include the investment activity and financial statements of LCMFS and LCLSCS, respectively. The only investment held by LCMFS and LCLSCS at June 30, 2013 are swap contracts, for which the notional value was $495,000,000 and $12,000,000, respectively, and the unrealized loss was $30,159,268 and $599,268, respectively.

During the year ended December 31, 2012, LCMFS had a controlling ownership interest in Millburn Diversified Plus L.P. (the “Partnership”), a limited partnership organized on February 14, 2011 under the Delaware Revised Uniform Limited Partnership Act, which commenced operations on March 24, 2011. The Partnership engages in speculative trading of futures and forward currency contracts. Similarly, LCLSCS had an investment in a partnership during the year ended December 31, 2012, however, based on the ownership percentage held during the year ended December 31, 2012, LCLSCS was not considered to have a controlling interest in that entity. The General Partner of the Partnership is Millburn Ridgefield Corporation (the “General Partner”). LCMFS and LCLSCS had fully redeemed out of their positions held in the partnerships as of December 20, 2012, and as a result, LCMFS no longer consolidated the Partnership, and it’s assets, liabilities, and related non-controlling interest are no longer included in the LoCorr Managed Futures Strategy Fund’s financial statements. As of December 20, 2012, there was no gain or loss on the redemption and deconsolidation because the investment in the Partnership was carried at fair value on a daily basis by LCMFS.

Because LCMFS had a controlling interest (greater than 50% but less than 100%) in the Partnership for the period January 1, 2012 through December 20, 2012, the financial activity of the Partnership for that period ended December 20, 2012, has also been consolidated with the financial statements of LCMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. LoCorr Managed Futures Strategy Fund, LCMFS and the Partnership are collectively referred to as the LoCorr Managed Futures Strategy Fund throughout these consolidated financials statements.

Non-controlling interest is the portion of equity ownership in the Partnership not attributable to the Fund. Non-controlling interest represents additional, non-related partners in the Partnership and was equal to 2.20% of the Partnership’s net assets prior to LCMFS having fully redeemed its holding of the Partnership.

The Funds currently offer three classes of shares, Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.  All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase.  The LoCorr Managed Futures Strategy Fund Class A commenced operations on March 22, 2011 and Class C and Class I commenced operations on March 24, 2011.  All three classes of the LoCorr Long/Short Commodities Strategy Fund commenced operations on January 1, 2012.  All three classes of the LoCorr Long/Short Equity Fund commenced operations on May 10, 2013.

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

Investment Valuation

The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

44 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by LoCorr Fund Management, LLC (the “Adviser”) in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s net asset value (“NAV”) will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Fixed income securities are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimate cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are categorized Level 2.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are categorized as Level 1.  Forward currency contracts are carried at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized as Level 2.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)	| 45

The following table summarizes the LoCorr Managed Futures Strategy Fund’s consolidated investments as of June 30, 2013:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$52,147,550	$-	$52,147,550
Corporate Bonds	-	157,015,211	-	157,015,211
Mortgage Backed Securities	-	93,829,222	-	93,829,222
Municipal Bonds	-	7,818,647	-	7,818,647
Foreign Government Bonds	-	2,334,902	-	2,334,902
U.S. Government Agency Issues	-	39,280,787	-	39,280,787
U.S. Government Notes/Bonds	-	12,980,863	-	12,980,863
Short Term Investments	16,137,070	9,000,887	-	25,137,957
Total Investments	$16,137,070	$374,408,069	$-	$390,545,139

Swap Contracts*
Long Total Return Swap Contracts	$-	$(30,159,268)	$-	$(30,159,268)
Total Swap Contracts	$-	$(30,159,268)	$-	$(30,159,268)

Total	$16,137,070	$344,248,801	$-	$360,385,871

*Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized depreciation on the instrument. See the consolidated schedule of investments for the investments detailed by industry classification.

The following table summarizes the LoCorr Long/Short Commodities Strategy Fund’s consolidated investments as of June 30, 2013:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$1,361,316	$-	$1,361,316
Corporate Bonds	-	2,297,699	-	2,297,699
Mortgage Backed Securities	-	3,349,916	-	3,349,916
Municipal Bonds	-	568,258	-	568,258
Foreign Government Bond	-	23,859	-	23,859
U.S. Government Agency Issues	-	1,320,112	-	1,320,112
U.S. Treasury Obligation	-	360,121	-	360,121
Certificates of Deposit	-	120,357	-	120,357
Money Market Fund	1,074,615	-	-	1,074,615
Total Investments	$1,074,615	$9,401,638	$-	$10,476,253

Swap Contracts*
Long Total Return Swap Contracts	$-	$(599,268)	$-	$(599,268)
Total Swap Contracts	$-	$(599,268)	$-	$(599,268)

Total	$1,074,615	$8,802,370	$-	$9,876,985

*Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized depreciation on the instrument. See the consolidated schedule of investments for the investments detailed by industry classification.

The following table summarizes the LoCorr Long/Short Equity Fund’s investments as of June 30, 2013:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$2,367,595	$55,255	$-	$2,422,850
Exchange Traded Funds	81,893	-	-	81,893
Money Market Fund	144,127	-	-	144,127
Total Investments	$2,593,615	$55,255	$-	$2,648,870
Securities Sold Short
Common Stocks - Short	$(48,410)	$-	$-	$(48,410)
Total Securities Sold Short	$(48,410)	$-	$-	$(48,410)

See the schedule of investments for the investments detailed by industry classification.

46 |
LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)

The following table summarizes the LoCorr Long/Short Equity Fund’s transfers between levels of the fair value hierarchy:

	Security Classification	Level 1	Level 2
Transfers in	Common Stocks	$-	$55,255
Transfers out	Common Stocks	(55,255)	-
Net Transfers in and/or out		$(55,255)	$55,255

At June 30, 2013, the LoCorr Long/Short Equity Fund held one common stock classified as Level 2 of the fair value hierarchy. The transfer of this investment from Level 1 to Level 2 was due to lack of trading volume on June 28, 2013. Transfers between levels are recognized at the end of the reporting period.

There were no transfers between levels during the period for the LoCorr Managed Futures Strategy Fund or the LoCorr Long/Short Commodities Strategy Fund.

The Funds did not hold any Level 3 investments during the period.

Federal Income Taxes
The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2013, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax position as interest or, other expense in the consolidated statements of operations. During the period ended June 30, 2013, the Funds did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

For tax purposes, LCMFS and LCLSCS are exempted Cayman investment companies. LCMFS and LCLSCS have received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS and LCLSCS are controlled foreign corporations (“CFC’s”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, LCMFS’s and LCLSCS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Security Transactions and Investment Income
Security transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Distributions to Shareholders
Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes. There were no distributions paid during the period ended June 30, 2013. During the year ended December 31, 2012, the LoCorr Managed Futures Strategy Fund distributed $90,356 in long term capital gains.

Distributable Earnings and Investment Transactions
Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)	| 47

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. See Note 7.

Foreign Securities and Currency
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Futures Contracts
Gains or losses are realized when contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations. Brokerage commissions on open futures contracts are charged to expense when paid.

Forward Currency Contracts
Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

Total Return Swap Contracts
The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures and forward currency contracts (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total returns swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statement of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures and forward currency contracts is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for cash collateral). Gains or losses are realized when the total return swap contracts are liquidated. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

During the six months ended June 30, 2013, the LoCorr Managed Futures Strategy Fund received $20 million in excess value on the swap from Deutsche Bank. This amount is presented as Advanced payment on swap contracts in the Fund’s Consolidated Statement of Assets and Liabilities at June 30, 2013. Upon closing of the swap, the proceeds due to the LoCorr Managed Futures Strategy Fund will be reduced by this advance payment or conversely, will be added to the payment owed by the Fund, depending on the value at the closing of the swap.

Short Sales
The LoCorr Long/Short Equity Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

In addition, the Fund is required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions. At June 30, 2013, the LoCorr Long/Short Equity Fund had cash on deposit with the broker-dealer in the amount of $40,236 and pledged securities with a fair value of $52,578.

48 |
LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)

Deposits with Broker
The LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the trading of swap contracts for the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund are partially restricted due to deposit requirements. At June 30, 2013, the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund had cash on deposit with Deutsche Bank in the amount of $101,000,010 and $2,400,010, respectively. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens.

Market and Credit Risks
Futures transactions of the Funds are cleared by Citigroup Global Markets, Inc., pursuant to a customer agreement.

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, derivatives). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so.

Subsequent Events
Management has evaluated the Trust’s related events and transactions that occurred subsequent to June 30, 2013, through the date the financial statements have been issued. There were no events or transactions that occurred since June 30, 2013 that materially impacted the amounts or disclosures in the Trust’s financial statements.

3. Derivatives
The Funds may invest in derivatives such as futures, forward currency, and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The Funds engage in the speculative trading of futures, forward currency and swap contracts. The Funds trade futures contracts on interest rates, commodities, currencies, metals, energies, livestock and stock indices. During the year ended December 31, 2012, the majority of the Funds’ futures and forward currency contracts activity was in the underlying partnership investments of LCMFS and LCLSCS. It is the Funds’ intention that the total return swap contracts held as of December 31, 2012, will provide futures exposure to such market movements. The following were the primary trading risk exposures by market sector of the Funds during 2012, and as encompassed in the total return swap contracts:

Agricultural (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)	| 49

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in Generally Accepted Accounting Principles (“GAAP”) and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.

At June 30, 2013, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund held swap contracts which are not subject to a master netting agreement. As the tables below illustrate, no positions are netted in these financial statements.

LoCorr Managed Futures Strategy Fund - June 30, 2013
Assets:				Gross Amounts not offset in the Statement
of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Pledged
Description	Recognized Assets	& Liabilities	& Liabilities	Financial Instruments	(Received)	Net Amount
Swap Contracts	$-	$-	$-	$-	$-	$-
Total	$-	$-	$-	$-	$-	$-

Liabilities:				Gross Amounts not offset in the Statement
of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Pledged
Description	Recognized Liabilities	& Liabilities	& Liabilities	Financial Instruments	(Received)	Net Amount
Swap Contracts	$30,159,268	$-	$30,159,268	$-	$30,159,268	$-
Total	$30,159,268	$-	$30,159,268	$-	$30,159,268	$-

LoCorr Long/Short Commodities Strategy Fund - June 30, 2013
Assets:				Gross Amounts not offset in the Statement
of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Pledged
Description	Recognized Assets	& Liabilities	& Liabilities	Financial Instruments	(Received)	Net Amount
Swap Contracts	$-	$-	$-	$-	$-	$-
Total	$-	$-	$-	$-	$-	$-

Liabilities:				Gross Amounts not offset in the Statement
of Asset & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of Assets	Statement of Assets		Collateral Pledged
Description	Recognized Liabilities	& Liabilities	& Liabilities	Financial Instruments	(Received)	Net Amount
Swap Contracts	$599,268	$-	$599,268	$-	$599,268	$-
Total	$599,268	$-	$599,268	$-	$599,268	$-

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ statements of asset and liabilities and statements of operations. Fair value of swap contracts are recorded in the consolidated statement of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

50 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of consolidated open swap contracts for the LoCorr Managed Futures Strategy Fund at June 30, 2013 as presented on the consolidated statement of assets and liabilities.

June 30, 2013
	Fair Value –		Fair Value –		Net Unrealized
	Long Positions		Short Positions		Gain (Loss) on
Swap Contracts	Assets	Liabilities	Assets	Liabilities	Open Positions
LoCorr Managed Futures Index	$-	$30,159,268	$-	$-	$(30,159,268)
Total Swap Contracts	$-	$30,159,268	$-	$-	$(30,159,268)

The following table presents the fair value of consolidated open swap contracts for the LoCorr Long/Short Commodities Futures Strategy Fund at June 30, 2013 as presented on the consolidated statement of assets and liabilities.

June 30, 2013
	Fair Value –		Fair Value –		Net Unrealized
	Long Positions		Short Positions		Gain (Loss) on
Swap Contracts	Assets	Liabilities	Assets	Liabilities	Open Positions
LoCorr Commodities Index	$-	$599,268	$-	$-	$(599,268)
Total Swap Contracts	$-	$599,268	$-	$-	$(599,268)

The following table presents the trading results of the derivative trading and information related to the volume of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund for the six months ended June 30, 2013. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the consolidated statement of operations.

LoCorr Managed Futures Strategy Fund
Six Months Ended June 30, 2013
	Gain (Loss) from Trading
		Net Change in
	Net Realized	Unrealized
Swap Contracts	$-	$(28,334,068)

LoCorr Long/Short Commodities Strategy Fund
Six Months Ended June 30, 2013
	Gain (Loss) from Trading
		Net Change in
	Net Realized	Unrealized
Swap Contracts	$-	$(432,924)

The average monthly notional amount of the swap contracts during the six months ended June 30, 2013 for the LoCorr Managed Futures Strategy Fund was $447,142,857.

There were no changes to the notional amounts of the total return swap contracts held by the LoCorr Long/Short Commodities Strategy Fund during the six months ended June 30, 2013, as noted on the Fund’s consolidated schedule of swap contracts.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, other than U.S. Government obligations, short-term investments, short sales, purchases to cover and short-term securities for the six months ended June 30, 2013 for the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund and from May 10, 2013 (commencement of operations) through June 30, 2013 for the LoCorr Long/ Short Equity Fund, were as follows:

Fund	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$125,275,289	$42,931,536
LoCorr Long/Short Commodities Strategy Fund	3,750,308	768,583
LoCorr Long/Short Equity Fund	2,737,141	226,933

Purchases and sales of U.S. Government obligations for the six months ended June 30, 2013 for the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund and from May 10, 2013 (commencement of operations) through June 30, 2013 for the LoCorr Long/Short Equity Fund were as follows:

Fund	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$-	$8,147,906
LoCorr Long/Short Commodities Strategy Fund	816,262	2,045,120
LoCorr Long/Short Equity Fund	-	-

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)	| 51

5. Management Fees and Other Transactions with Affiliates

The Funds have a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the Management Agreement between the Funds and the Adviser, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets and an annual rate of 2.45% of the LoCorr Long/Short Equity Fund’s average daily net assets, computed daily and payable monthly.

Net Assets per Fund for each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund	Incremental* Advisory Fee
$0 – $1 billion	1.50%
$1.0 – $1.5 billion	1.40%
$1.5 – $2.0 billion	1.30%
$2.0 – $2.5 billion	1.20%
$2.5 – $3.0 billion	1.10%
Over $3.0 billion	1.00%

* Incremental advisory fee represents the fees paid on assets at the related asset level. For example, with $2 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $1 billion, plus 1.40% on the next $500 million, plus 1.30% on the final $500 million.

For the six months ended June 30, 2013, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund incurred $3,326,665 and $88,268, respectively, in advisory fees and the LoCorr Long/Short Equity Fund incurred $4,115 in advisory fees for the period from May 10, 2013 (commencement of operations) through June 30, 2013. At June 30, 2013, the LoCorr Managed Futures Strategy Fund owed the Adviser $552,788. At June 30, 2013, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Long/Short Equity Fund reported a receivable from Adviser of $11,953 and $34,033, respectively.

Pursuant to a sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC (“Nuveen”) related to the LoCorr Managed Futures Strategy Fund, and the Adviser and Galliard Capital Management, Inc. (“Galliard”) related to the LoCorr Long/Short Commodities Strategy Fund, Nuveen and Galliard are entitled to receive a monthly fee at an annual rate equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, and 0.10% of the average daily net assets in excess of $100 million of sub-advised assets. The minimum annual fee payable by Adviser to Nuveen and Galliard is $45,000. Pursuant to a sub-advisory agreement between the Adviser and Millennium Asset Management, L.L.C. (“Millennium”) related to the LoCorr Long/Short Equity Fund, Millennium is entitled to receive a monthly fee at an annual rate equal to 1.00% of the average daily net assets of the sub-advised assets.

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses it incurs but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding taxes, any Rule 12b-1 distribution and/or servicing fees, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation, and inclusive of organizational costs incurred prior to the commencement of operations) at 1.95% of the average daily net assets of each share class of the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund and 2.90% of the average daily net assets of each share class of the LoCorr Long/Short Equity Fund.

Any waiver or reimbursement is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the expenses occurred, if the Funds are able to make the repayment without exceeding their current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Funds.

For the six months ended June 30, 2013, the Adviser waived $88,268 in fees and reimbursed other expenses of $29,668 for the LoCorr Long/ Short Commodities Strategy Fund. The waived fees and reimbursed other expenses are subject to repayment on or before December 31, 2016. The Adviser waived $80,503 in fees and reimbursed other expenses of $129,605 for the LoCorr Long/Short Commodities Strategy Fund during the year ended December 31, 2012, which are subject to repayment on or before December 31, 2015.

For the LoCorr Long/Short Equity Fund, the Adviser waived $4,115 in fees and reimbursed other expenses of $49,315 during the period from May 10, 2013 (commencement of operations) through June 30, 2013. The waived fees and reimbursed other expenses are subject to repayment on or before December 31, 2016.

At June 30, 2013, there are no additional fees subject to recovery for the LoCorr Managed Futures Strategy Fund.

The Funds have entered into a 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A and Class C shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Class I shareholders pay no 12b-1 fees.

52 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)

6. Fund Shares

At June 30, 2013, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Managed Futures Strategy Fund – Class A
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	10,472,576	$93,792,780	16,673,873	$149,055,259
Shares Redeemed	(4,339,038)	(38,001,548)	(3,527,192)	(31,265,302)
Dividends Reinvested	-	-	4,170	36,572
Redemption Fees	-	4,980	-	3,627
	6,133,538	$55,796,212	13,150,851	$117,830,156
Beginning Shares	20,815,425		7,664,574
Ending Shares	26,948,963		20,815,425
LoCorr Managed Futures Strategy Fund – Class C
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	2,757,691	$24,256,462	6,352,123	$56,157,775
Shares Redeemed	(1,072,599)	(9,235,969)	(1,556,670)	(13,589,975)
Dividends Reinvested	-	-	1,901	16,448
Redemption Fees	-	1	-	37
	1,685,092	$15,020,494	4,797,354	$42,584,285
Beginning Shares	8,897,487		4,100,133
Ending Shares	10,582,579		8,897,487
LoCorr Managed Futures Strategy Fund – Class I
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	4,685,012	$42,083,122	10,460,207	$93,936,967
Shares Redeemed	(3,654,505)	(32,477,849)	(4,529,051)	(40,225,733)
Dividends Reinvested	-	-	2,685	23,652
Redemption Fees	-	2,047	-	9,622
	1,030,507	$9,607,320	5,933,841	$53,744,508
Beginning Shares	15,683,227		9,749,386
Ending Shares	16,713,734		15,683,227
LoCorr Managed Futures Strategy Fund
Total Net Increase		$80,424,026		$214,158,949

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	144,381	$1,173,406	403,443	$3,762,552
Shares Redeemed	(47,808)	(392,307)	(19,708)	(172,315)
Redemption Fees	-	47	-	22
	96,573	$781,146	383,735	$3,590,259
Beginning Shares	383,735		-
Ending Shares	480,308		383,735
LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	38,002	$308,552	198,978	$1,779,954
Shares Redeemed	(14,988)	(122,117)	(5,328)	(45,420)
Redemption Fees	-	-	-	49
	23,014	$186,435	193,650	$1,734,583
Beginning Shares	193,650		-
Ending Shares	216,664		193,650
LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	299,821	$2,458,036	961,026	$8,973,797
Shares Redeemed	(192,033)	(1,565,368)	(200,887)	(1,736,963)
Redemption Fees	-	49	-	378
	107,788	$892,717	760,139	$7,237,212
Beginning Shares	760,139		-
Ending Shares	867,927		760,139
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase		$1,860,298		$12,562,054

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund - Notes to Financial Statements (Unaudited) (continued)
| 53

LoCorr Long/Short Equity Fund – Class A
	For the Period Ended June 30, 20131
	Shares	Amount
Shares Sold	115,063	$1,130,335
Shares Redeemed	-	-
Redemption Fees	-	-
	115,063	$1,130,335
Beginning Shares	-
Ending Shares	115,063
LoCorr Long/Short Equity Fund – Class C
	For the Period Ended June 30, 20131
	Shares	Amount
Shares Sold	14,491	$141,678
Shares Redeemed	-	-
Redemption Fees	-	-
	14,491	$141,678
Beginning Shares	-
Ending Shares	14,491
LoCorr Long/Short Equity Fund – Class I
	For the Period Ended June 30, 20131
	Shares	Amount
Shares Sold	170,717	$1,678,908
Shares Redeemed	(1,798)	(17,600)
Redemption Fees	-	-
	168,919	$1,661,308
Beginning Shares	-
Ending Shares	168,919
LoCorr Long/Short Equity Fund
Total Net Increase		$2,933,321

¹ Class A, Class C and Class I of the LoCorr Long/Short Equity Fund commenced operations on May 10, 2013.

7. Federal Tax Information

At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

LoCorr Managed Futures Strategy Fund
Year Ended December 31, 2012
Cost of investments	$313,595,765
Gross unrealized appreciation	3,869,754
Gross unrealized depreciation	(116,475)
Net unrealized appreciation	3,753,279
Undistributed ordinary income	-
Undistributed long-term capital gains	79,374
Total distributable earnings	$79,374
Other accumulated losses	$(1,838,884)
Total accumulated earnings	$1,993,769

LoCorr Long/Short Commodities Strategy Fund
Year Ended December 31, 2012
Cost of investments	$9,148,214
Gross unrealized appreciation	57,594
Gross unrealized depreciation	(2,347)
Net unrealized appreciation	55,247
Undistributed ordinary income	-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Other accumulated losses	$(166,344)
Total accumulated losses	$(111,097)

54 | LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example
June 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. For the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund, the Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 through June 30, 2013). For the LoCorr Long/Short Equity Fund, the Example is based on an investment of $1,000 invested at the date of the Fund’s inception and held for the entire period (May 10, 2013 (commencement of operations) through June 30, 2013).

Actual Expenses

The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return rows in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns
Actual vs. Hypothetical Returns for the Six Months Ended June 30, 2013 (Unaudited)

Fund’s Annualized Consolidated Expense Ratio		Beginning Account Value 01/01/2013	Ending Account Value 06/30/2013	Consolidated Expenses Paid During Period1
LoCorr Managed Futures Strategy Fund – Class A
Actual	2.04%	$1,000.00	$932.70	$9.77
Hypothetical2	2.04%	$1,000.00	$1,014.68	$10.19
LoCorr Managed Futures Strategy Fund – Class C
Actual	2.79%	$1,000.00	$929.50	$13.34
Hypothetical2	2.79%	$1,000.00	$1,010.96	$13.91
LoCorr Managed Futures Strategy Fund – Class I
Actual	1.79%	$1,000.00	$933.00	$8.57
Hypothetical2	1.79%	$1,000.00	$1,015.93	$8.93

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the period of January 1, 2013 through June 30, 2013.
2 Hypothetical assumes a 5% return.

LoCorr Investment Trust - Expense Example (Unaudited) (continued) | 55

	Fund’s Annualized Consolidated Expense Ratio	Beginning Account Value 01/01/2013	Ending Account Value 06/30/2013	Consolidated Expenses Paid During Period1
LoCorr Long/Short Commodities Strategy Fund – Class A
Actual	2.20%	$1,000.00	$945.00	$10.62
Hypothetical2	2.20%	$1,000.00	$1,013.87	$11.00
LoCorr Long/Short Commodities Strategy Fund – Class C
Actual	2.95%	$1,000.00	$940.90	$14.19
Hypothetical2	2.95%	$1,000.00	$1,010.17	$14.70
LoCorr Long/Short Commodities Strategy Fund – Class I
Actual	1.95%	$1,000.00	$946.30	$9.41
Hypothetical2	1.95%	$1,000.00	$1,015.13	$9.74

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the period of January 1, 2013 through June 30, 2013.
2 Hypothetical assumes a 5% return.

	Fund’s Annualized Expense Ratio	Beginning Account Value 05/10/20131	Ending Account Value 06/30/2013	Expenses Paid During Period2
LoCorr Long/Short Equity Fund – Class A
Actual	3.15%	$1,000.00	$980.00	$4.36
Hypothetical3	3.15%	$1,000.00	$1,002.58	$4.41
LoCorr Long/Short Equity Fund – Class C
Actual	3.90%	$1,000.00	$979.00	$5.39
Hypothetical3	3.90%	$1,000.00	$1,001.54	$5.45
LoCorr Long/Short Equity Fund – Class I
Actual	2.90%	$1,000.00	$981.00	$4.01
Hypothetical3	2.90%	$1,000.00	$1,002.93	$4.06

1 Commencement of operations.
2 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 51 days and divided by 365 to reflect the period of May 10, 2013 through June 30, 2013.
3 Hypothetical assumes a 5% return.

56 | Approval of Advisory Agreements (Unaudited)

LoCorr Investment Trust
June 30, 2013 (Unaudited)

LoCorr Managed Futures Strategy Fund and
LoCorr Long/Short Commodities Strategy Fund

Approval of Advisory Agreement

In connection with a regular meeting held on February 25, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of LoCorr Investment Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment management agreement (the “Independent Trustees”), discussed the review and renewal of the Investment Advisory Agreement (the “Management Agreement”) between LoCorr Fund Management, LLC (the “Adviser”) and the Trust, with respect to the LoCorr Managed Futures Strategy Fund (“LCMFS”) and the LoCorr Long/Short Commodities Strategy Fund (“LCLSCS”) (each a “Fund”, collectively, the “Funds”).

The Trustees reviewed a memorandum which had been provided to them prior to the Meeting from Thompson Hine LLP (“Legal Counsel”) entitled “Duties of Trustees with Respect to Renewal of Investment Advisory Contracts”.  Legal Counsel emphasized that the Trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the Management Agreement are reasonable business arrangements for the Funds.

The Board discussed the investment performance of the Funds and considered the performance of the Funds relative to their respective benchmarks. The Board noted that LCLSCS outperformed its peer group over the 1-year period and since inception, while trailing LCLSCS’ Morningstar category and benchmark index over both periods. The Board noted that LCMFS outperformed its Morningstar category over the 1-year period and since inception, while trailing its peer group slightly and its benchmark index over both periods. For both Funds, the Board noted that the Funds had a track record of less than 2 years to compare.

The Board discussed the nature, extent and quality of the services provided by the Adviser.  The Board discussed the qualifications, background and experience of the Adviser’s management and investment professionals servicing the Funds.

As to the costs of the services provided, the Board discussed each Fund’s advisory fees and expense ratios as compared to their respective benchmarks. The Board noted that both Funds had advisory fees higher than their peer group and Morningstar category, but expenses for both Funds are contractually limited to benefit shareholders. As to the profits to be realized by the Adviser, the Board reviewed the Adviser’s estimates of its profitability from its relationship with each Fund, concluding in both cases that profitability was not excessive.

As to economies of scale, the Trustees noted that the Management Agreement did not contain breakpoints that reduce the advisory fee on assets above specified levels.  The Adviser proposed instituting a breakpoint schedule for each Fund, where the advisory fee for assets up to $1 billion would be 1.50%, then 1.40% for assets between $1 billion and $1.5 billion, then 1.30% for assets between $1.5 billion and $2 billion, then 1.20% for assets between $2 billion and $2.5 billion, then 1.10% for assets between $2.5 billion and $3 billion, then 1.00% for assets exceeding $3 billion. The Board concluded that the proposed breakpoints would be an appropriate way for the Adviser to share economies of scale with shareholders, and would clearly benefit shareholders.  The Board determined that the proposed breakpoints should be implemented, and that the Independent Trustees would continue discussions with the Adviser to determine if any further reductions are appropriate in the future.

Having received and reviewed information from the Adviser as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and each Fund’s shareholders, and unanimously approved the renewal of the Management Agreement between the Adviser and the Funds for an additional year.

Consideration and Approval of Sub-Advisory Agreements

In connection with the Meeting held on February 25, 2013, the Board discussed the sub-advisory agreement (“Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (“Nuveen”) with respect to LCMFS and the sub-advisory agreement between the Adviser and Galliard Capital Management, Inc. (“Galliard”) with respect to LCLSCS, (each a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements”).

Legal Counsel noted that the same factors that the Board considered with respect to the approval of the LCMFS and LCLSCS Management Agreement would apply to its consideration of each of the Sub-Advisory Agreements.

The Board reviewed the performance of LCMFS’s Sub-Adviser, Nuveen, and LCLSCS’s Sub-Adviser, Galliard (each the “Sub-Adviser”, collectively, the “Sub-Advisers”), compared to their respective benchmarks.  The Board noted that Gaillard had less than one year of a track record to evaluate, but that both Sub-Advisers outperformed their benchmark over each reported timeframe. The Board also noted that it will continue to monitor the performance of both Sub-Advisers.

Approval of Advisory Agreements (Unaudited) (continued) | 57

Next the Board discussed the nature, extent and quality of the services provided by the Sub-Advisers.  The Board reviewed the responses by Nuveen and Galliard to the sub-adviser questionnaires which included compliance procedures.  The Board then discussed the qualifications of each Sub-Adviser’s management and investment professionals servicing the Funds, along with their background and experience.  The Adviser discussed each Sub-Adviser’s experience in selecting investments for each Fund’s strategy.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Trust under the Sub-Advisory Agreements.

As to the costs of the services provided and the profits realized by the Sub-Advisers, the Board reviewed each firm’s estimates of its profitability from their relationship with the Funds.  The Board reviewed each Sub-Adviser response to the sub-adviser questionnaires for an analysis of revenues, expenses and profitability.  Based on their review, the Trustees concluded that they were satisfied with each Sub-Adviser’s level of profitability, and believe those profits are not excessive.  The Board noted that, based on estimated revenues and expenses, neither Galliard nor Nuveen had a profitable relationship with the Funds over the prior year.

The Board considered the fees paid by the Adviser to the Sub-Adviser and relied to a degree on the Adviser’s negotiation of the Sub-Advisory Agreements on an arm’s length basis, noting that the sub-advisory fees contain breakpoints.  The Trustees concluded that the sub-advisory fees were reasonable in light of the quality of services the Funds received from the Sub-Advisers.

Having received and reviewed information from Nuveen and Galliard as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, concluded that the sub-advisory fee structure is fair and reasonable and that renewal of the Sub-Advisory Agreements was in the best interests of the Trust and each Fund’s shareholders, and unanimously approved the renewal of the Sub-Advisory Agreements with respect to Nuveen and Galliard for an additional year.

LoCorr Long/Short Equity Fund

Approval of Advisory Agreement

In connection with a special meeting held on April 11, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of LoCorr Investment Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment management agreement (the “Independent Trustees”), discussed the approval of an Investment Advisory Agreement (the “Management Agreement”) between LoCorr Fund Management, LLC (the “Adviser”) and the Trust, with respect to the LoCorr Long/Short Equity Fund (the “Fund”).

The Trustees reviewed a memorandum from Thompson Hine LLP (“Legal Counsel”) entitled “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory Contracts,” which had been provided to them prior to the Meeting.  The Board discussed with Legal Counsel that in fulfilling their responsibilities to the Fund and its shareholders, the Trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the Management Agreement are reasonable business arrangements for the Fund.

Legal Counsel and the Board also discussed specific factors the Trustees should consider when approving an investment management contract, which include, but are not limited to: the investment performance of accounts managed by the investment adviser; the nature, extent and quality of the services to be provided by the Adviser to the Fund; the costs of the services to be provided by the Adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and the profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit would be a fair entrepreneurial profit with respect to the advisory services provided to the Fund.

The Adviser provided responses to items requested by the Board in advance of the special Meeting.  The request entailed a brief description of the Adviser, the nature of its clients and the services it provides, the amount of client assets managed by the Adviser, the recent history of the Adviser and the reason the Adviser elected to pursue managing the Fund.

The Board discussed the nature, extent and quality of services to be provided by the Adviser and the Adviser’s focus on compliance and operations.  The Board then discussed the qualifications of the Adviser’s management and investment professionals who would service the Fund, along with their background and experience.  The Board concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Management Agreement.

The Board reviewed the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund.  The Adviser discussed the proposed expense limitation agreement and explained that the Adviser has agreed to cap the Fund’s expenses, excluding certain expense items, for Class A, Class C and Class I.  The Board discussed the proposed annual advisory fee and expense ratio of the Fund compared to the peer group funds.  The Trustees concluded that the Fund’s management fee was reasonable in light of the quality of services the Fund expected to receive from the Adviser.  The Board also concluded that they were satisfied with the Adviser’s expected level of profitability, and considered those profits to be reasonable.

The Board discussed the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Board concluded that economies of scale were difficult to estimate for a new fund, but that the issue would be revisited as the Fund grows.

58 | Approval of Advisory Agreements (Unaudited) (continued)

The Board concluded that they were pleased with the services the Adviser provided to the existing funds in the Trust, and also concluded that the proposed advisory fee structure is fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders.  Having received and reviewed information from the Adviser as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, unanimously approved the Management Agreement.

Consideration and Approval of Sub-Advisory Agreement

In connection with the special Meeting held on April 11, 2013, the Board discussed the sub-advisory agreement (“Sub-Advisory Agreement”) between the Adviser and Millennium Asset Management, L.L.C. (“Millennium” or the “Sub-Adviser”) with respect to the Fund.

Legal Counsel noted that the same factors that the Board considered with respect to the approval of the Management Agreement would apply to its consideration of the Sub-Advisory Agreement.

The Sub-Adviser provided responses to a request for information that was provided to the Sub-Adviser on the Board’s behalf in advance of the special Meeting.  This request entailed a brief description of the Sub-Adviser, the nature of its clients and the services it provides, the amount of client assets managed by the Sub-Adviser and the recent history of the Sub-Adviser.  The Board discussed Millennium’s long track record in the industry.

The Sub-Adviser provided information on investment performance, which included one-year, five-year and since inception returns of the accounts managed by the Sub-Adviser with investment objectives and strategies comparable to the Fund.

The Board discussed the performance returns as compared to the benchmarks provided.  The Board discussed the nature, extent and quality of services to be provided by Millennium.  The Board discussed the experience of the Sub-Adviser’s management and investment professionals.

The Board reviewed the proposed Sub-Advisory fee.  The Board discussed the expected modest profits and considered them to be reasonable.

The Board was satisfied with Millennium’s prior performance, proposed fees and expenses, projected profitability, and the nature, extent and quality of services to be delivered by Millennium.

The Board concluded that the proposed sub-advisory fee structure is fair and reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders.  Having received and reviewed information from Millennium as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement.

Notice of Privacy Policy & Practices | 59

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information. The Funds collect the following nonpublic personal information about you:

●    Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your   name, address, phone number, social security number, assets, income, and date of birth; and

●    Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance,    payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

60 | Quarterly Portfolio Holdings/Proxy

Quarterly Form N-Q portfolio schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting policies, procedures and record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

| 61

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62 |

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Contact Information | 63

1.855.523.8637
www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Fund Counsel
Thompson Hine, LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LOCORR FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 0746 (6/13)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)                 /s/ Kevin Kinzie
Kevin Kinzie, President

Date          9/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/ Kevin Kinzie
Kevin Kinzie, President

Date          9/3/13

By (Signature and Title)                  /s/ Jon Essen
Jon Essen, Treasurer

Date          9/3/13